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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

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W.W. GRAINGER, INC. 100 GRAINGER PARKWAY, LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

March 13, 2015

Dear Grainger Shareholder:

The W.W. Grainger, Inc. 2015 annual meeting of shareholders will be held at our headquarters located at 100 Grainger Parkway, Lake Forest, Illinois (see map overleaf), on Wednesday, April 29, 2015, at 10 A.M. (CDT).

At the meeting we will report on our operations and other matters of current interest. We also will present a slate of nominees for election as directors as well as proposals to ratify the appointment of our independent auditor, to consider and hold an advisory vote on the compensation of our Named Executive Officers, and to approve the W.W. Grainger, Inc. 2015 Incentive Plan. The Board of Directors and management cordially invite you to attend.

The formal notice of the annual meeting and the proxy statement follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

Sincerely,

/s/ J. T. RYAN James T. Ryan Chairman of the Board, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

A majority of the outstanding shares entitled to vote on a matter must be represented either in person or by proxy to constitute a quorum for consideration of that matter at the annual meeting of shareholders. If your shares are held by a broker, unless you provide specific voting instructions, your broker will not be able to vote your shares for the election of directors, on the advisory vote related to executive compensation, on the W.W. Grainger, Inc. 2015 Incentive Plan or on other non-routine matters.

Please make sure your shares are voted.

2015 PROXY STATEMENT	W.W. GRAINGER, INC.

W.W. GRAINGER, INC. 2015 Annual Meeting of Shareholders Wednesday, April 29, 2015—10 A.M. (CDT) Location: W.W. Grainger, Inc. 100 Grainger Parkway Lake Forest, Illinois 60045-5201 (847) 535-1000

W.W. GRAINGER, INC. 100 GRAINGER PARKWAY, LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

APRIL 29, 2015

The annual meeting of shareholders of W.W. Grainger, Inc., will be held at its headquarters at 100 Grainger Parkway, Lake Forest, Illinois (see map on previous page), on April 29, 2015, at 10 A.M. (CDT) for the following purposes:

  1.
  To elect eleven directors for the ensuing year;

  2.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2015;

  3.
  To consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers;

  4.
  To consider and act upon a proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan, under which Grainger may provide equity and other awards to its employees and directors; and

  5.
  To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board has fixed the close of business on March 2, 2015, as the record date for the meeting. Shareholders may vote either in person or by proxy.

By order of the Board of Directors.

D. L. Rawlinson
 Corporate Secretary
Lake Forest, Illinois
March 13, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2015

Grainger's Proxy Statement and Annual Report on Form 10-K are available in the 2015 Annual Shareholder Meeting/Proxy Information section of Grainger's website at http://www.grainger.com/investor and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

2015 PROXY STATEMENT	W.W. GRAINGER, INC.

W.W. GRAINGER, INC.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
(847) 535-1000

PROXY STATEMENT

2015 PROXY STATEMENT	W.W. GRAINGER, INC.

Annual Meeting Agenda and Voting Recommendations

Management Proposals	Board Voting Recommendation	Page Reference (for more detail)
Election of 11 directors	FOR EACH DIRECTOR NOMINEE	7
Ratification of the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2015	FOR	65
Advisory vote on the compensation of Grainger's Named Executive Officers	FOR	66
Approval of the W.W. Grainger, Inc. 2015 Incentive Plan, under which Grainger may provide equity and other awards to its employees and directors	FOR	78
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 1

Introduction

What is the purpose of this proxy statement?

This proxy statement relates to Grainger's 2015 annual meeting of shareholders to be held on April 29, 2015, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending the proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. The mailing of the proxy statement and other proxy-soliciting materials to you and other shareholders began on or about March 13, 2015.

What matters are scheduled to be presented?

  ▪
  The election of eleven directors;

  ▪
  A proposal to ratify the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2015;

  ▪
  A proposal to consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers; and

  ▪
  A proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan, under which Grainger may provide equity and other awards to its employees.

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 2, 2015, the record date for the meeting, may vote. There were 67,152,257 shares of common stock outstanding on that date.

If my shares are held in street name can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the advisory vote related to executive compensation, on the approval of the W.W. Grainger, Inc. 2015 Incentive Plan or on any non-routine matters.

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote in person at the meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors, on the advisory vote on the compensation of Grainger's Named Executive Officers, or on the approval of the W.W. Grainger, Inc. 2015 Incentive Plan. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

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How many votes do I have?

You have the right to cumulative voting in the election of directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees.

In any matter other than the election of directors, each of your shares is entitled to one vote.

Does Grainger have majority voting for election of directors?

Yes. Directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the ratification of the appointment of independent auditor?

Ratification of the appointment of independent auditor requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the advisory vote on the compensation of the Named Executive Officers?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers—Grainger's five highest paid officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

How frequently does Grainger conduct an advisory vote on the compensation of its Named Executive Officers?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers at every annual meeting of shareholders.

What voting standard applies to the approval of the W.W. Grainger, Inc. 2015 Incentive Plan?

Approval of the W.W. Grainger, Inc. 2015 Incentive Plan requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

  ▪
  FOR the election of the director nominees;

  ▪
  FOR the proposal to ratify the appointment of the independent auditor;

  ▪
  FOR the approval of the advisory resolution on the compensation of Grainger's Named Executive Officers; and

  ▪
  FOR the approval of the W.W. Grainger, Inc. 2015 Incentive Plan.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors, on the advisory resolution on the compensation of Grainger's Named Executive Officers, and on the approval of the W.W. Grainger, Inc. 2015 Incentive Plan; otherwise your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 3

vote your shares for the election of directors and on other matters to be considered at the meeting.

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  1.
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  2.
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  3.
  Vote in person at the meeting.

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must vote all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Describe what types of shareholder engagement occurred in 2014?

Grainger has a very expansive shareholder engagement process. We hosted our annual investor day in November with over 75 investors in attendance and several hundred via webcast. In addition, we presented at 13 investor conferences and met with over 500 firms and over 800 unique investors in 2014. Our investor outreach includes both existing and potential shareholders and we ensure that we meet with at least 85% of our largest investors each year. We also meet with 90% of our top 15 investors between January and April prior to our annual shareholder meeting to answer any questions they may have regarding company strategy, results, governance or executive compensation. Management, including the Chairman/CEO, CFO and the two top operating leaders, actively engages with investors throughout the year, in addition to the investor relations team.

Who pays the costs of soliciting proxies?

Grainger will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy-soliciting materials to beneficial owners of Grainger common stock and to obtain their authority to give proxies. Grainger will reimburse these intermediaries for their reasonable expenses.

In addition to mailing proxy-soliciting materials, Grainger's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of Grainger's transfer agent may also solicit proxies. Grainger

4 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

additionally has employed D.F. King & Co., Inc. to help solicit proxies and will pay that firm approximately $7,000 for its services, plus reasonable costs and expenses.

Where can I find the voting results?

We will report the voting results on either a Form 10-Q or on a Form 8-K within four business days after the end of our annual meeting.

How do I submit a shareholder proposal or directly nominate a director at the 2016 annual meeting?

If you wish to have a shareholder proposal included in Grainger's proxy-soliciting materials for the 2016 annual meeting of shareholders, please send a notice of intent to submit your proposal at that meeting to the Corporate Secretary at Grainger's headquarters. The notice, including the text of the proposal, must be in writing, signed, and in compliance with the timing and other requirements of the proxy rules of the Securities and Exchange Commission. For a shareholder proposal relating to the 2016 annual meeting to be timely, Grainger must receive the notice no later than November 14, 2015.

Grainger's by-laws require written notice concerning a shareholder submission of a proposal or a shareholder nomination of a person for election as a director at a meeting of shareholders. For a shareholder proposal, certain information about the shareholder and the proposal is required. For the submission of a proposal, the notice must be furnished generally not less than 90 days and not more than 120 days before the anniversary date of the prior year's annual meeting. Likewise, for a shareholder nomination, certain information about the shareholder and the nominee is required. For a nomination to be considered at Grainger's 2016 annual meeting, the notice must be furnished no later than November 14, 2015.

A copy of the by-laws is available in the Governance section of Grainger's website at www.grainger.com/investor or may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 5

Directors

Recommending Candidates for Board Membership

The Board Affairs and Nominating Committee recommends candidates for Board membership based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge and experience applicable to Grainger's goals. Suggestions as to candidates are received from members of the Board Affairs and Nominating Committee, other directors, employees, search firms and others, including shareholders.

Any shareholder who would like the Board Affairs and Nominating Committee to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to being identified as a nominee and to serve as a director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

Director Independence

The Board has adopted "categorical standards" to assist it in making independence determinations of nominees. The categorical standards are intended to help the Board in determining whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for non-independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available in the Governance section of Grainger's website at www.grainger.com/investor.

In the ordinary course of its operations during 2014, Grainger engaged in various types of transactions with organizations with which Grainger directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2014, Grainger bought products and/or services from, or sold products and/or services to, companies with which Messrs. Adkins, Hall, Levenick, Santi, and Slavik are or were associated as executive officers or otherwise as of December 31, 2014. In no instance did the total amount of the purchases from or sales to any such company during 2014 represent more than 0.236% of the projected consolidated gross revenues of that company for the year or more than 0.381% of the consolidated gross revenues of Grainger for the year.

In addition, as part of its overall 2014 charitable contributions program, Grainger made donations to tax-exempt organizations with which Messrs. Hall, Novich, and Santi serve as officers, directors or trustees. In no instance did the total amount of the contributions to such an organization during 2014 represent more than 0.062% of that organization's projected total receipts for the year.

The Board considered these transactions and donations in assessing the independence of the directors involved against the NYSE's independence standards and Grainger's categorical standards, and determined that none of the directors had any direct or material indirect interest

6 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

in the transactions and donations. Similar transactions and donations are likely to occur in the future, and are not expected to impair the independence of the directors involved.

The Board has determined that each of Messrs. Adkins, Anderson, Hall, Levenick, Novich, Roberts, Rogers, Santi, and Slavik, and Ms. Hailey has no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards. The other nominee, Mr. Ryan, is a Grainger employee and, accordingly, is not considered "independent." All of the nominees except for Mr. Adkins, who was appointed in July 2014, previously were elected by the shareholders at the 2014 annual meeting of shareholders. The Board Affairs and Nominating Committee identified Mr. Adkins as a potential director with the assistance of a search firm.

Annual Election of Directors

Grainger's directors are elected each year at the annual meeting. As set forth in the Operating Principles for the Board of Directors, Grainger expects all directors and nominees to attend annual meetings. At the 2014 annual meeting, all of the persons serving as directors at the time were in attendance. In addition, all directors attended at least 75% of Board and Committee meetings.

Eleven directors have been nominated for election at this year's annual meeting of shareholders. All directors are elected for a one-year term. Each director will therefore serve until the 2016 annual meeting of shareholders or until his or her successor has been qualified and elected. Details concerning the nominees are provided below.

Majority (rather than plurality) voting applies to Grainger's director elections. Accordingly, directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. A shareholder directing to withhold authority for re-election of a director will have the same effect as votes against the election of that director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

Nominees and Director Experience, Qualifications, Attributes, and Skills

The nominees have provided the following information about themselves, including their ages in March 2015. Each nominee has provided information on their relevant background that includes their experience for at least the past five years.

Grainger's directors and nominees have varied experiences, qualifications, attributes, and skills that assist them in providing guidance and oversight to Grainger's management as it operates business through a network of branches, distribution centers, sales representatives, direct marketing, including catalogs, and a variety of electronic and Internet channels and with more than 23,600 employees in the United States, Canada, Europe, Asia, and Latin America. With 2014 sales of $10 billion and as a leading broad-line distributor of maintenance, repair and operating supplies and other related products and services in North America and operations in Europe, Asia and Latin America, Grainger has a diverse customer base necessitating depth and breadth of product lines and offerings.

The Board has identified experience, qualifications, attributes, and skills that in light of Grainger's business and structure are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience, qualifications, attributes, and skills to contribute to the Board and Grainger. In addition, ongoing director education, whether provided by Grainger or by a third party, are important to service on the Board of Directors. Current nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise as well as to further their understanding of corporate governance and in other matters relevant to Grainger.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 7

The Board believes the experience, qualifications, attributes, and skills of each nominee qualify the nominee for service on the Board of Directors. Each of the current nominees has significant leadership experience in large, multifaceted organizations. This experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger. The summary provided below is not a comprehensive statement of each nominee's background but is provided to describe the primary experiences, qualifications, attributes, and skills that led the Board to nominate each individual.

Rodney C. Adkins

Rodney C. Adkins, age 56, is President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services and property management. Formerly, Mr. Adkins was Senior Vice President of International Business Machines Corporation (IBM), a leading manufacturer of information technologies, having served in that position from 2007 until 2014. In his over 30-year career with IBM, Mr. Adkins held a number of development and management roles, including Senior Vice President of Corporate Strategy from 2013 to 2014, Senior Vice President of Systems and Technology Group from 2009 to 2013, Senior Vice President of Development & Manufacturing from 2007 to 2009, and Vice President of Development of IBM Systems and Technology Group from 2003 to 2007. He is also a director of PPL Corporation and United Parcel Service, Inc. where he serves on the Audit Committee. During the past five years, Mr. Adkins served on the board of directors of Pitney Bowes Inc. Mr. Adkins, an independent director, was first appointed a director of Grainger in July 2014 and is a member of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Adkins served as the Senior Vice President of a global information technology and innovation-focused public company and held senior positions responsible for development, management and strategy. Over the course of 30 years with this company, he developed deep product development and brand management experience. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with the company. Additionally, Mr. Adkins managed the company's supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts. Mr. Adkins has extensive experience in corporate governance matters and is a director with two public companies, in addition to Grainger, and serves on the audit committee of one of them.
8 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Brian P. Anderson

Brian P. Anderson, age 64, is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products, having served in that position until January 2005. Prior to assuming this position in 2004, Mr. Anderson was Senior Vice President and Chief Financial Officer of Baxter International Inc., a position he assumed in 1998. He is also a director of A. M. Castle & Co., for which he is Chairman of the Board as well as a director of James Hardie Industries SE where he chairs the audit committee and serves on the remuneration committee, and PulteGroup, Inc. where he chairs the audit committee and serves on the nominating and governance committee. He is a director of The Nemours Foundation. Mr. Anderson, an independent director, was first elected a director of Grainger in 1999 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.'

Director Qualifications

  ▪
  Mr. Anderson served as the chief financial officer (CFO) of two public companies, held finance positions including corporate controller and vice president of audit and was an audit partner at an international public accounting firm. As a result, Mr. Anderson has in-depth knowledge of accounting and finance as well as familiarity in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework. In addition, while serving as a CFO of one of the two public companies, Mr. Anderson had primary responsibility for the supply chain and logistics of that company. Mr. Anderson also has in-depth experience in corporate governance matters and is the Chairman of the Board of a public company as well as a member of the governance committee of two other public companies. In addition, Mr. Anderson serves on the audit committee of three public companies, including Grainger.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 9

V. Ann Hailey

V. Ann Hailey, age 64, is the former President, Chief Executive Officer and Chief Financial Officer of Famous Yard Sale, Inc., an online marketplace for celebrities to connect with their fans by offering items in a virtual yard sale format, having served in that position until March 2014. Formerly, Ms. Hailey served as Chief Financial Officer of Gilt Groupe, an Internet retailer of discount luxury goods from January 2009 until January 2010. Previously she was with Limited Brands, Inc., where she served as Executive Vice President and Chief Financial Officer from 1997 to 2006 and as Executive Vice President, Corporate Development from 2006 to 2007. Prior to joining Limited Brands in 1997, Ms. Hailey was Senior Vice President and Chief Financial Officer of the Pillsbury Company. She is also a director of Avon Products, Inc. and serves on its audit and finance committees, and is a director of Realogy Holdings Corp where she chairs its audit committee and is a member of its nominating and corporate governance committee. During the past five years, Ms. Hailey served on the board of directors of the Federal Reserve Bank of Cleveland. Ms. Hailey, an independent director, was first elected a director of Grainger in 2006 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Ms. Hailey has spent her career in consumer businesses and has extensive financial and operations experience. In particular, Ms. Hailey possesses broad expertise in strategic planning, branding and marketing, retail goods and sales and distribution on a global scale. Ms. Hailey's positions as CFO, her current and prior service on the audit committees of other companies and as Audit Chair of the Cleveland Federal Reserve Bank as well as her accounting and financial knowledge, also impart significant expertise to the board, including an understanding of financial statements, corporate finance, accounting and capital markets. Further, as an executive at internet-based businesses, Ms. Hailey has added expertise in internet site development and selling as well as new venture management and funding.
10 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

William K. Hall

William K. Hall, age 71, is a founding partner of Procyon Advisors, LLP and former Chairman of Procyon Technologies, Inc., a privately owned, Chicago-based holding company. Prior to assuming that position in 2000, Mr. Hall was Chairman and Chief Executive Officer of Falcon Building Products, Inc., a manufacturer and distributor of products for residential and commercial construction and home improvement markets. He currently serves on the boards of Actuant Corporation and Stericycle, Inc. and serves on the audit committee of both of those companies. During the past five years, Mr. Hall served on the board of directors of A. M. Castle & Co. Mr. Hall, an independent director, was first elected a director of Grainger in 2005 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Hall has served as a senior executive at five multinational enterprises and as Chief Executive Officer (CEO) of three manufacturing companies. Included in his responsibilities was the management of foreign operations. Mr. Hall also served as the chief marketing officer of a large manufacturing company for over five years. Through his years of service with public and private companies as well as on a university's faculty, Mr. Hall has in-depth experience in finance, strategy, business ethics and governance. In addition, Mr. Hall has extensive experience as a strategic management consultant providing planning services, including analyzing and evaluating company financials and assessing acquisition and divestiture opportunities.

Stuart L. Levenick

Stuart L. Levenick, age 62, is a retired Group President of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines, and industrial gas turbines. Prior to assuming that position in 2004, Mr. Levenick served as Vice President, Caterpillar Inc., and Chairman of Shin Caterpillar Mitsubishi Ltd. from 2000 to 2004, and as Vice President, Asia Pacific Division, from 2001 to 2004. He is also a director of Entergy Corporation, where he chairs its finance committee and is a member of its audit committee. Mr. Levenick, an independent director, was first appointed a director of Grainger in 2005, and is the Lead Director, Chair of the Board Affairs and Nominating Committee and a member of the Compensation Committee.

Director Qualifications

  ▪
  Mr. Levenick has served as the president of a multinational manufacturing company and has had extensive international operations experience including positions outside the United States in numerous countries for more than 20 years. Mr. Levenick also had operational responsibility for supply chain and logistics and responsibility for the global parts and product support business as well as global marketing of his present employer. In addition, he has led his employer's global human resources function and had responsibility for that company's enterprise risk assessment.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 11

Neil S. Novich

Neil S. Novich, age 60, is the former Chairman, President, and Chief Executive Officer and a former director of Ryerson Inc., a major metal distributor and fabricator. Mr. Novich became Ryerson's President and Chief Executive Officer in 1996 and also Chairman in 1999, a position he held through 2007. He is also a director of Analog Devices, Inc., where he chairs the compensation committee, Beacon Roofing Supply, Inc., where he chairs the audit committee, and Hillenbrand, Inc., where he chairs the compensation and management development committee. He is a trustee of The Field Museum of Natural History and Children's Home & Aid, and a member of the Visiting Committee to the Physical Sciences Division, University of Chicago. Mr. Novich, an independent director, was first elected a director of Grainger in 1999 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Novich has served as the CEO and chairman of the board of a public multinational metal distributor and fabricator, where he was deeply engaged in that company's distribution operations on a domestic and international basis, and also in the leadership development and human resources functions. He was also a consultant for a management consulting firm for over 10 years developing strategies for its clients. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries. Mr. Novich also serves on the following committees of one or more public companies: the nominating and governance committee, the audit committee, and the compensation committee.

Michael J. Roberts

Michael J. Roberts, age 64, is the Founder of LYFE Kitchen restaurant. Formerly, he was Global President and Chief Operating Officer of McDonald's Corporation from 2004 to 2006. His previous positions at McDonald's Corporation included Chief Executive Officer—McDonald's USA during 2004; President—McDonald's USA from 2001 to 2004; and President, West Division—McDonald's USA from 1997 to 2001. Mr. Roberts is also a director of CenturyLink, Inc., where he serves on its audit committee. During the past five years, Mr. Roberts served on the board of directors of Qwest Communications International, Inc. and Standard Parking Corporation. Mr. Roberts, an independent director, was first appointed a director of Grainger in 2006 and is Chair of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Roberts served as president and chief operating officer of a multinational public food-service company and in this capacity had extensive management and profit and loss responsibilities. Further, he was responsible for the marketing and international operations of that company. Mr. Roberts also has significant human resources experience and serves on the compensation committees of two other public companies.
12 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Gary L. Rogers

Gary L. Rogers, age 70, was Vice Chairman of General Electric Company from 2001 until his retirement in December 2003. Previously, Mr. Rogers was Senior Vice President of General Electric Company and President and Chief Executive Officer of GE Plastics from 1992 to 2001. During the past five years, Mr. Rogers served on the board of directors of Rohm and Haas Company. Mr. Rogers, an independent director, was first appointed a director of Grainger in 2004 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Director Qualifications

  ▪
  Mr. Rogers served as president and CEO of a global enterprise with products that served multiple industries and with responsibilities including international operations, global supply chain, distribution and logistics. Mr. Rogers also has a background in finance and accounting serving as part of the corporate audit staff and as division chief financial officer for that same enterprise.

James T. Ryan

James T. Ryan, age 56, is Chairman of the Board, President and Chief Executive Officer of Grainger, positions assumed in 2009, 2006 and 2008, respectively. Mr. Ryan became Chief Operating Officer and was appointed to Grainger's Board of Directors in 2007. Prior to that, Mr. Ryan served as Group President, a position assumed in 2004. He has served Grainger in increasingly responsible roles since 1980, including Executive Vice President, Marketing, Sales and Service; President, Grainger.com; Vice President, Information Services; and President, Grainger Parts. He is a trustee of the Museum of Science and Industry and DePaul University. He is also a member of the Civic Committee of the Commercial Club of Chicago, the Economic Club of Chicago, and Business Roundtable.

Director Qualifications

  ▪
  Mr. Ryan is the Company's Chairman, President and CEO. He has served Grainger in many capacities over his 30 years with the Company including direct responsibility for purchasing and varied management roles in the supply chain operations of the Company. Previously, Mr. Ryan was directly responsible for the sales and marketing of Grainger's United States operations. Mr. Ryan also has extensive experience in strategic planning, development and execution.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 13

E. Scott Santi

E. Scott Santi, age 53, is President and Chief Executive Officer and a member of the board of directors of Illinois Tool Works Inc. (ITW), a worldwide manufacturer and marketer of engineered components and industrial systems and consumables. Mr. Santi was promoted to his current position in November 2012 after having served as acting Chief Executive Officer since October 2012. Previously, Mr. Santi served as Vice Chairman of ITW from 2008 to 2012, and Executive Vice President from 2004 until 2008. Mr. Santi, an independent director, was first elected a director of Grainger in 2010 and is Chair of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Director Qualifications

  ▪
  Mr. Santi is the CEO of a public manufacturer and marketer of products. Prior to assuming this position, he served in various management roles for the same company including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and with integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning.

James D. Slavik

James D. Slavik, age 62, is Chairman and a director of Mark IV Capital, Inc., a private commercial real estate development and investment company that was founded in 1974. Mark IV Capital acquires, invests in, develops and manages commercial real estate projects. Mr. Slavik was named to his current position in 2003, after serving as Mark IV Capital, Inc.'s Chairman and Chief Executive Officer from 1990 to 2003. He is also a director of the Hoag Hospital Foundation. Mr. Slavik, an independent director, was first elected a director of Grainger in 1987 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Director Qualifications

  ▪
  Mr. Slavik is the chairman of a private commercial real estate development and investment company and was previously that company's CEO. As a result, Mr. Slavik has expansive knowledge in investments, financing and real estate. Mr. Slavik also worked at multiple commercial brokerage companies as an investment properties broker and led the marketing programs for clients' commercial properties.
14 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Board Diversity

One of the primary objectives of Grainger's corporate governance structure is to have a highly functional Board that properly oversees Grainger's strategies and operations. The Board's Criteria for Membership on the Board of Directors (Criteria) list the various characteristics that the Board Affairs and Nominating Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become involved with Grainger, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

Regarding diversity, the Criteria specify that consideration shall be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender and racial diversity, and in any retained search for Board candidates, Grainger specifies that the Board is seeking candidates with gender and racial diversity. The Board actively reviews diversity recruiting efforts.

Board of Directors and Board Committees

Five meetings of the Board were held in 2014. Each regular Board meeting included at least one executive session, during which only independent directors were present. In addition, the directors acted once by unanimous written consent during the year.

The Board has three standing committees: Audit, Board Affairs and Nominating, and Compensation. All members of these committees are required to be "independent" directors.

All non-employee directors have been determined to be independent. Committee memberships are shown in the following table:

Independent Directors' Committee Assignments

Name	Audit	Board Affairs and Nominating	Compensation

Rodney C. Adkins		Member	Member

Brian P. Anderson	Member	Member

V. Ann Hailey	Member	Member

William K. Hall	Member	Member

Stuart L. Levenick		Chair	Member

Neil S. Novich	Member	Member

Michael J. Roberts		Member	Chair

Gary L. Rogers		Member	Member

E. Scott Santi	Chair	Member

James D. Slavik		Member	Member

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 15

Lead Director

The Operating Principles for the Board of Directors and Grainger's by-laws created the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Mr. Stuart L. Levenick was elected to serve as Lead Director after the April 2014 annual meeting of shareholders.

Audit Committee

The Audit Committee met five times in 2014. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (SEC) and standards of the New York Stock Exchange (NYSE). The Board has also determined that each of Mr. Santi, Chair of the Audit Committee, Mr. Anderson, Mr. Hall, and Mr. Novich and Ms. Hailey, is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC.

The Audit Committee assists the Board in its oversight responsibility with respect to Grainger's financial reporting process, Grainger's systems of internal accounting and financial controls, the integrity of Grainger's financial statements, Grainger's compliance with legal and regulatory requirements, the qualifications and independence of Grainger's independent auditor, and the performance of Grainger's internal audit function and independent auditor. It also has oversight responsibilities for various aspects of certain employee benefit plans. Additionally included among the responsibilities of the Audit Committee are the appointment, compensation, retention, and oversight of the independent auditor; the establishment of procedures for the treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and the pre-approval of audit and non-audit services to be provided by the independent auditor. The Audit Committee has the further responsibility to review Grainger's risk assessment and risk management process and policies and to oversee compliance with Grainger's Business Conduct Guidelines.

Board Affairs and Nominating Committee

The Board Affairs and Nominating Committee met five times in 2014. The Board has determined that each of the members of the Board Affairs and Nominating Committee is "independent," as that term is defined in the independence requirements for members of nominating committees contained in the applicable standards of the NYSE.

The Board Affairs and Nominating Committee makes recommendations to the Board regarding the makeup of the Board and its committees, establishes specific criteria by which potential directors shall be qualified, identifies potential nominees, makes recommendations concerning director and nominee independence, reviews transactions between Grainger and related persons (as further discussed below) as well as evaluates the overall performance of the Board. It also has primary oversight responsibility for corporate governance, including the responsibility to recommend corporate governance principles, recommend Board committee responsibilities and members, evaluate the Board in the area of corporate governance, including the adequacy of the information supplied to the Board and the Board's performance of its oversight responsibilities relative to the management of Grainger, and to recommend retirement, compensation, and other policies applicable to directors; and oversight responsibility of corporate citizenship activities to advance the interest of shareholders including involvement in the communities Grainger serves and promotion of a sustainable environment. Additional responsibilities of the Board Affairs and Nominating Committee are to make initial assessments regarding major issues or proposals and work with the Compensation Committee to review senior management organization and succession.

16 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Compensation Committee

The Compensation Committee of the Board met five times in 2014.

The Compensation Committee oversees Grainger's compensation and benefits policies and programs (generally with regard to all employees and specifically with regard to executives), makes executive compensation decisions, and reviews and makes recommendations concerning other compensation related matters to be submitted to the Board and/or shareholders for approval. The general responsibilities of the Committee are to oversee that:

  ▪
  Compensation is aligned to shareholder value creation;

  ▪
  Compensation, especially senior management compensation, is linked to both personal and Company performance;

  ▪
  A market competitive compensation structure is designed to attract, motivate, develop, and retain key talent to deliver performance that will increase shareholder value;

  ▪
  The Company's compensation policies and practices for all employees are designed so as not to encourage inappropriate risk taking;

  ▪
  Compensation and benefit policies and practices reflect the highest level of integrity; and

  ▪
  All stock and incentive plans are appropriately administered.

The Board has determined that each of the members of the Compensation Committee is "independent," as that term is defined in the independence requirements for members of compensation committees contained in the applicable standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE).

The Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates CEO performance in light of those financial goals and objectives, and, together with the other independent directors (as directed by the Board), determines and approves the CEO's compensation based on this evaluation, in executive session without members of management present, and approves the compensation paid to the most highly compensated executives, the Named Executive Officers (NEOs).

In overseeing the Company's compensation programs, the Compensation Committee (the Committee) develops programs based on its own deliberations. It also considers alternatives and recommendations from its independent compensation consultant, a variety of other compensation and benefits consultants, and management. Since 2004, the Committee has retained Deloitte Consulting LLP (Deloitte Consulting) as its independent compensation consultant. After a review of the factors prescribed by the Securities and Exchange Commission and the New York Stock Exchange, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the rules and regulations.

The independent compensation consultant is solely hired by and reports directly to the Committee. The Committee's practice is to routinely meet with the independent compensation consultant in executive session, without management present, following each Compensation Committee meeting. The Committee has sole authority to retain and terminate the independent compensation consultant, including sole authority to approve the consultant's fees. At the Committee's direction, the independent compensation consultant:

  ▪
  attends Committee meetings;

  ▪
  assists the Committee in evaluating compensation proposals;

  ▪
  helps analyze recommendations proposed by management;
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 17

  ▪
  assists with the design of the structure and metrics for incentive compensation programs;

  ▪
  responds to specific compensation-related inquiries, such as determining comparator companies used for compensation studies;

  ▪
  conducts or assists in risk reviews of the Company's performance and incentive-based compensation programs; and

  ▪
  undertakes special projects.

The Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company's programs and policies to ensure they are designed and operate to achieve their purposes and goals. During 2014, the independent compensation consultant performed a number of specific projects, including providing advice on executive compensation trends, reviewing the design of the W.W. Grainger, Inc. 2015 Incentive Plan that is being submitted for shareholder approval, and attending all Compensation Committee meetings and select executive sessions.

Members of management (including some of the NEOs) assist the Compensation Committee in performing its responsibilities by providing recommendations for the design of Grainger's compensation program for its NEOs, other officers, and other employees. Management also recommends salary and award levels, except those related to Mr. Ryan, Chairman of the Board, President and Chief Executive Officer. Mr. Ryan's salary and awards are reviewed by the Compensation Committee, either alone or together with the other independent directors (as directed by the Board), in executive session without members of management present. On issues of compensation, the independent directors of the Compensation Committee, in their sole discretion, determines the appropriate compensation design and level.

The Compensation Committee grants equity awards (stock options, restricted stock units (RSUs), and performance shares) to officers and other employees under the 2010 Incentive Plan. The Committee delegates to management a limited authority to grant stock options and RSUs to non-officer employees. Awards under this authority are granted under the terms and conditions that have been approved by the Committee. The pool of shares available to management under this delegation is refreshed annually by the Committee to 20,000 stock options and 35,000 RSUs. The maximum amount that management is authorized to award to any individual is 5,000 stock options and 2,500 RSUs, and to avoid any perception of manipulated timing, all awards are effective the first business day of the month following the award. Information concerning the grants by management is shared with the Committee at its next meeting. The Committee may terminate this delegation of authority at its discretion.

Leadership Structure

The Board has carefully considered its leadership structure and believes that a combined Chairman/Chief Executive Officer position represents the best leadership structure for Grainger.

The Board has strong governance structures and processes in place to ensure the independence of the Board. These established structures and processes, which are reflected in the Operating Principles for the Board of Directors and the various committee charters, provide for the independent directors to exercise authority so that the Board is effective in overseeing critical matters of strategy, operations, and reporting. Important duties performed by the independent directors, either collectively or through committees made up solely of independent directors, are selecting the Chairman and Chief Executive Officer and evaluating his or her performance and the resulting compensation.

The Board believes that a single individual serving in the combined position of Chairman and Chief Executive Officer provides a useful and effective connection between the Board and

18 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Company management to help them act with a common understanding and purpose. This structure assists in the timely flow of relevant information that supports effective Board decision-making.

The Board does not believe that separating the role of the Chairman and Chief Executive Officer would result in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders. While the Board generally believes that splitting the positions is unnecessary and not in the best interest of shareholders, in 2008, as part of a planned leadership succession process, it temporarily separated the two positions. The separation of these functions helped promote an orderly transition in Company leadership. At the end of the transition period, after consideration of Grainger's governance structures, the Board determined it was appropriate to recombine the Chairman and Chief Executive Officer positions.

In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. Since 1995, Grainger's Operating Principles for the Board of Directors have assigned a leadership role to the independent director serving as Chair of the Board Affairs and Nominating Committee. Over time, this director has been responsible for facilitating Board involvement on major issues and/or proposals, reviewing meeting agenda and information to be provided to the Board, consulting with directors, the Chief Executive Officer, and management and presiding at executive sessions of the Board.

In 2010, the Board revised its Operating Principles and by-laws to create the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Among the duties assigned to the Lead Director is the responsibility for:

  ▪
  Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

  ▪
  Serving as the primary liaison between the Chairman and the independent directors;

  ▪
  Reviewing and approving the types of information sent to the Board;

  ▪
  Reviewing and approving meeting agenda for the Board to ensure that critical issues are included;

  ▪
  Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

  ▪
  Conducting the Board's annual self-evaluation, including coordinating Board committee evaluations;

  ▪
  Working with the Compensation Committee and leading the Chairman/Chief Executive Officer evaluation and communicating to the Chairman/Chief Executive Officer the independent directors' annual evaluation of the Chairman/Chief Executive Officer's performance; and

  ▪
  Calling meetings of the independent directors if appropriate.

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 19

Board and Committee Evaluations

The Board and each of its Committees conduct annual reviews to determine their effectiveness and identify opportunities for improvement. All of the Board and Committee evaluations are completed annually and discussed at the December meetings. Every October, each Director completes an evaluation of his or her effectiveness, the effectiveness of the Committees upon which he or she serves, and the effectiveness of the Board. The evaluations focus on a range of questions relating to how the Board and its Committees can improve its key function of maximizing long term shareholder value by being appropriately involved in strategic decisions. The process solicits ideas from Directors about:

  ▪
  The priority of Board issues, including issues and items that should be discussed at future meetings;

  ▪
  The quality and timeliness of information provided to the Board;

  ▪
  The quality of discussions, including Director candor and engagement; and

  ▪
  The areas for improvement in overall Board effectiveness.

In preparation for discussions at the December meetings, the Committee Chairs collect comments from each Committee member, which are discussed with the Lead Director and then discussed with the members of each Committee. The Lead Director also facilitates a discussion of Board evaluations with the full Board.

Board's Role in Risk Oversight

Grainger is a broad-line distributor of maintenance, repair and operating supplies and other related products and services serving businesses and institutions, providing customers with access to more than 1.5 million products. Grainger has a broad and diverse customer base. In 2014, sales transactions were made to approximately 1.2 million customers with no single customer's aggregate purchases representing more than 3 percent of Grainger's total sales. Grainger also has a diverse supplier base. In 2014, Grainger purchased products from more than 2,900 key suppliers, and no single supplier represented more than 5 percent of the total purchases.

Grainger's Board has overall responsibility for risk oversight. Its role is to oversee risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis. The risks monitored include threats to information technology systems and other issues of cyber security. The Audit Committee of the Board also regularly reviews Grainger's risk assessment and risk management processes and policies, including receiving regular reports from the members of Grainger's management who are responsible for risk assessment and risk management on the effectiveness of Grainger's Enterprise Risk Management (ERM) initiatives. As part of its oversight responsibility, the Compensation Committee of the Board assesses the relationship between potential risk created by Grainger's compensation programs and their impact on long-term shareholder value.

Available Information

Grainger has adopted Business Conduct Guidelines for directors, officers, and employees, incorporating the Code of Ethics required by rules of the SEC to be applicable to a company's chief executive officer, chief financial officer, and chief accounting officer or controller, and intends to satisfy any disclosure requirements with respect to the Business Conduct

20 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Guidelines by posting the information on its website. Grainger also has adopted Operating Principles for the Board of Directors, which represent its corporate governance guidelines.

Grainger's Business Conduct Guidelines and Operating Principles for the Board of Directors are available in the Governance section of Grainger's website at www.grainger.com/investor.

Also available in the Governance section of that website are the charters, adopted by the Board, of the Board's Audit Committee, Board Affairs and Nominating Committee, and Compensation Committee.

All of these documents are also available to shareholders in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Other Communications with Directors

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, Board committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of director(s)]
or
[Non-management directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 856
Skokie, Illinois 60076-0856

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the Governance section of Grainger's website at www.grainger.com/investor.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 21

Director Compensation

Grainger's ten independent directors each receive an annual cash retainer of $85,000 and an annual deferred stock grant of $125,000. Directors serving as Committee Chairs receive an additional annual cash retainer.

Grainger's ten independent directors (directors) are compensated at a level that approximates median market practice. For 2014, Grainger paid these directors an annual cash retainer of $85,000 each for the year upon election at the annual meeting of shareholders, which covered all regularly scheduled meetings of the Board and its committees. A per-meeting fee of $1,500 would be paid to each attending director if additional meetings are held. In 2014, no additional meetings were held. The Chairs of Board committees and the Lead Director received additional annual retainers. For the Chair of the Audit Committee, the retainer was $20,000; for the Chair of the Compensation Committee, the retainer was $15,000; for the Chair of the Board Affairs and Nominating Committee, the retainer was $10,000; and for the Lead Director, the retainer was $20,000.

All independent directors also receive an annual deferred stock unit grant. The number of shares covered by each grant is equal to $125,000 (based on the 200-day average stock price as of January 31, in the year of the grant, a methodology consistent with the calculation used for equity awards to Grainger executives), rounded up to the next ten-share increment. The deferred stock units are settled in shares upon termination of service as a director. Directors may also defer their annual cash retainers, lead director retainer, committee chair retainers (as applicable), and meeting fees in a deferred stock unit account.

In benchmarking director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis. The Compensation Committee's independent compensation consultant periodically reviews the comparative information and advises on director compensation.

Stock ownership guidelines applicable to non-employee directors were established in 1998. These guidelines provide that within five years after election, a director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The policy also states that any pledged shares cannot be used to meet the ownership guidelines. All directors are currently in compliance with the ownership guidelines.

Grainger provides travel and reimburses travel expenses relating to their service as a director and reimburses directors for attending continuing education programs. In addition, Grainger matches directors' charitable contributions on a three to one basis up to a maximum company contribution of $7,500 annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

A director who is an employee of Grainger or any Grainger subsidiary does not receive any compensation for serving as a director.

22 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

2014 Director Compensation

Name	Fees Earned or Paid in Cash[1]	Stock Awards[2]	Option Awards	Non-equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation[3]	Total

Rodney C. Adkins	$63,750	$94,506	$0	$0	$0	$0	$158,256

Brian P. Anderson	$85,000	$125,837	$0	$0	$0	$2,250	$213,087

V. Ann Hailey	$85,000	$125,837	$0	$0	$0	$4,500	$215,337

William K. Hall	$85,000	$125,837	$0	$0	$0	$7,500	$218,337

Stuart L. Levenick	$115,000	$125,837	$0	$0	$0	$0	$240,837

Neil S. Novich	$85,000	$125,837	$0	$0	$0	$7,500	$218,337

Michael J. Roberts	$100,000	$125,837	$0	$0	$0	$0	$225,837

Gary L. Rogers	$85,000	$125,837	$0	$0	$0	$0	$210,837

James T. Ryan	$0	$0	$0	$0	$0	$0	$0

E. Scott Santi	$105,000	$125,837	$0	$0	$0	$7,500	$238,337

James D. Slavik	$85,000	$125,837	$0	$0	$0	$7,500	$218,337

1
Represents cash fees received in 2014.

2
Represents the grant date fair value of an award of 490 deferred stock units made on April 30, 2014, with immediate vesting that will be paid upon termination from service, computed in accordance with FASB ASC Topic 718. The stock units were determined by dividing the grant dollar value by the 200-day average stock price as of January 31 in the year of the grant, a methodology consistent with the calculation used for other executive equity awards.

3
Represents amount paid by the Company on behalf of independent directors to charitable organizations as part of the Company's matching gift program.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 23

Ownership of Grainger Stock

The table below shows how many shares of Grainger common stock the directors, certain executive officers, and all directors and executive officers as a group beneficially owned as of March 2, 2015.

Beneficial ownership is a term broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Beneficial Owner	Shares	Stock Option Shares Exercisable Within 60 Days[1]	Stock Units[2]	Total	Percentage of Common Stock[3]

James D. Slavik[4,5,6,7] 100 Bayview Circle Suite 4500 Newport Beach, CA 92660	3,831,253	0	17,089	3,848,342	5.7%

Rodney C. Adkins	0	0	373	373	*

Brian P. Anderson	4,340	0	14,015	18,355	*

Court D. Carruthers	22,754	41,799	0	64,553	*

V. Ann Hailey	200	0	8,567	8,767	*

William K. Hall	1,468	0	17,778	19,246	*

John L. Howard[8]	882,491	88,206	20,000	990,697	1.4%

Ronald L. Jadin[9]	19,417	120,563	0	139,980	*

Stuart L. Levenick	400	0	14,477	14,877	*

Donald G. Macpherson	23,210	73,799	0	97,009	*

Neil S. Novich	4,605	0	20,517	25,122	*

Michael J. Roberts	1,000	0	15,452	16,452	*

Gary L. Rogers	310	0	10,037	10,347	*

James T. Ryan	132,903	513,500	40,000	686,403	1.0%

E. Scott Santi	300	0	4,121	4,421	*

Directors and Executive Officers As a group[10,11]	4,937,563	894,514	201,297	6,033,374	8.6%

1
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

2
Represents the number of stock units credited to the accounts of non-employee directors under the 2005 Incentive Plan, and the 2010 Incentive Plan, and the number of restricted stock units credited to the accounts of executive officers under the 1990 Long Term Stock Incentive Plan, the 2005 Incentive Plan, and the 2010 Incentive Plan. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

3
An asterisk (*) indicates less than 1%.
24 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

4
Mr. Slavik is known to be the beneficial owner of more than 5% of Grainger's common stock.

5
Includes 2,510,088 shares as to which Mr. Slavik has shared voting and/or investment power.

6
Excludes 1,039,490 shares held by certain of Mr. Slavik's family members, as to which shares Mr. Slavik disclaims voting or investment power.

7
Includes 766,747 shares that are pledged as collateral. In March 2013, when the number of shares beneficially owned by Mr. Slavik that were pledged as collateral was 1,536,117, Mr. Slavik began to implement a plan to reduce the pledged shares attributable to him. At that time, Mr. Slavik committed to the Board of Directors that so long as he remains a director he will not pledge any additional shares, that he will reduce his outstanding pledges by 20% per year, and that within five years of March 2013, by March 2018, he will terminate all of his pledging arrangements. Consistent with this commitment, Mr. Slavik reduced his pledge by 252,804 shares in March 2013, and then continued with a reduction of 238,747 shares in January 2014 and 241,759 shares in January 2015.

8
Includes 877,519 shares as to which Mr. Howard may be deemed to have shared voting and investment power by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

9
Excludes 5,936 shares held by Mr. Jadin's wife, as to which Mr. Jadin disclaims voting or investment power.

10
Includes 3,389,137 shares as to which members of the group have shared voting and/or investment power.

11
Excludes 1,045,426 shares held by certain family members, as to which shares members of the group disclaim voting or investment power.

The following table sets forth information concerning all other persons known to Grainger to beneficially own more than 5% of Grainger's common stock on December 31, 2014, as reported in Schedules 13D/13G. Schedule 13G filers generally are institutional investors who acquire beneficial ownership of more than 5% of a public company's voting securities in the ordinary course of business without the purpose of changing or influencing control of the company.

Beneficial Owner	Shares Beneficially Owned*		Percentage of Common Stock
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,046,051	**	7.40%

*
Includes shares beneficially owned by affiliated entities.

**
Includes 104,312 shares as to which there is sole voting power and no shares as to which there is shared voting power. Includes 4,944,853 shares as to which there is sole dispositive and 101,198 shares as to which there is shared dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Grainger's directors, executive officers, and 10% shareholders file with the SEC reports concerning their ownership, and changes in their ownership, of Grainger equity securities. Based on a review of copies of the reports provided to Grainger and representations of those persons, Grainger believes that these filing requirements were met during 2014, except for an administrative error related to Joseph C. High, who filed a late Form 4 reporting the settlement of a grant of restricted stock units and related non-discretionary withholding of shares for tax.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 25

Report of the Audit Committee of the Board

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually, was last amended by the Board on October 26, 2010, and is available on the Company's Web site at www.grainger.com/investor.

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP ("EY"), the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 16 "Communications with Audit Committees" adopted by the Public Company Accounting Oversight Board ("PCAOB"). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY's independence and the Audit Committee discussed with EY the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

E. Scott Santi, Chair Brian P. Anderson V. Ann Hailey William K. Hall Neil S. Novich
Members of the Audit Committee of the Board of Directors
26 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Audit Fees and Audit Committee Pre-Approval Policies and Procedures

The following table sets forth the fees for professional services rendered by Ernst & Young LLP with respect to fiscal years 2014 and 2013, respectively:

Fee Category	2014	2013
Audit Fees	3,737,073	$2,988,931
Audit-Related Fees	193,000	191,500
Tax Fees	761,555	687,974
All Other Fees	3,000	3,000

Total Fees	4,694,628	$3,871,405

Audit Fees. Consists of fees billed for professional services rendered for the audits of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Grainger's financial statements. These services include the audits of Grainger's employee benefit plans and various attest services.

Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

All Other Fees. Consists of fees billed for all other professional services rendered to Grainger.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted nonaudit services to be provided by Grainger's independent auditor. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved cost levels.

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 27

Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2015 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually, was last reviewed by the Board on December 10, 2014 and is available on the Company's website at www.grainger.com/investor.

Michael J. Roberts, Chairman Rodney C. Adkins Stuart L. Levenick Gary L. Rogers James D. Slavik
Members of the Compensation Committee of the Board of Directors
28 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Fees for Independent Compensation Consultant

The Compensation Committee of the Board has engaged Deloitte Consulting LLP (Deloitte Consulting) as its independent compensation consultant. The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2014:

Type of Fee	2014
Executive Compensation Consulting	$136,134
All Other Consulting	$3,168,114

Total Fees	$3,304,248

Executive Compensation Consulting Fees: Consists of fees billed for services provided to advise the Compensation Committee of the Board with respect to executive and director compensation.

All Other Consulting Fees: Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Since 2003, affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. After a review of the factors prescribed by the Securities and Exchange Commission and the New York Stock Exchange, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, was found not to have any conflicts of interest.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 29

Compensation Discussion and Analysis

Compensation Discussion & Analysis Topics:

  1.
  Executive Summary

  2.
  Compensation Philosophy, Plans and Practices

  3.
  Compensation Committee of the Board

  4.
  Risk Assessment

  5.
  Say-on-Pay

  6.
  Role of Management

  7.
  Compensation Comparator Group

  8.
  Base Salaries

  9.
  Annual Incentives

  10.
  Long-Term Incentives

  11.
  Stock Ownership Guidelines

  12.
  Hedging and Pledging Prohibition

  13.
  Other Benefits

  14.
  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  15.
  Compensation Recoupment Policy (Clawbacks)
30 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

1.     Executive Summary

  The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

The overall compensation structure is designed to drive profitable growth leading to shareholder value creation. Employees at all levels of the Company, including its executives, are provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance while not encouraging excessive risk taking.

The Company made relatively minor changes to its compensation programs in 2014. The primary change scheduled for the current year includes the proposed 2015 Incentive Plan that will serve as the single source of all future long term incentive awards. The 2015 Incentive Plan, which is subject to shareholder approval, generally replicates all features of the 2010 Incentive Plan, including:

  1.
  the explicit ability to award restricted stock units, performance shares, performance units and cash-based awards;

  2.
  explicitly prohibiting repricing of awards; and

  3.
  maximizing tax deductions under I.R.C. Section 162(m).

In addition, the proposed 2015 Incentive Plan incorporates these best practices:

  1.
  Prohibits Cash Buyouts:    Includes a prohibition of cash buyouts of underwater stock options without shareholder approval, which is consistent with the current practice.

  2.
  Minimum Vesting:    Adds a default vesting provision in the Plan.

  3.
  Double Trigger upon Change in Control:    Requires both a change in control and involuntary termination of employment for an award to accelerate vesting.

This Compensation Discussion and Analysis (CD&A) describes the Company's compensation philosophy and programs generally, and explains the compensation paid to the five most highly compensated executives—the Named Executive Officers (NEOs). In 2014, the Company had five NEOs.

Named Executive Officers (NEOs) for 2014

Officer	Title

James T. Ryan	Chairman of the Board, President and Chief Executive Officer (CEO)

Ronald L. Jadin	Senior Vice President and Chief Financial Officer (CFO)

Donald G. Macpherson	Senior Vice President and Group President, Global Supply Chain and International

Court D. Carruthers	Senior Vice President and Group President, Americas

John L. Howard	Senior Vice President and General Counsel

Compensation includes a combination of base salary, short-term incentives, long-term equity incentives including performance shares and stock options, and a performance-based retirement vehicle. These components are combined to provide Company executives with appropriate incentives for profitable long-term growth.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 31

The Company makes use of the following components for NEO compensation:

Compensation Element	Purpose	Link to Performance	Fixed/ Performance Based	Short/Long Term

Base Salary	Establishes a market competitive level and provides an appropriate level of fixed compensation to attract and retain leaders.	Based on individual performance.	Fixed	Short-Term

Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.	Performance Based	Short-Term

Stock Options	Directly links managers' and shareholders' interests by tying long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, however the ultimate value of the program is linked to stock price performance for up to 10 years.	Performance Based	Long-Term

Performance Shares	Aligns compensation with the Company's business strategy and the long-term creation of shareholder value.	Linked to achieving specific pre- determined Company objectives and stock price over the three-year performance period—sales growth and 3-year ROIC.	Performance Based	Long-Term

Retirement/Profit Sharing Trust (PST)	Aligns the interests of the employees and shareholders as the Company's annual contribution is based on a formula that incorporates two key drivers of shareholder value—earnings performance and capital employed.	Linked to financial performance—contributions greater than 8% are based on Company performance.	Performance Based	Long-Term

In order to protect shareholders' interests, the Company has the following risk mitigating procedures in place:

Compensation Program vs. Risk Mitigating Action	Annual Incentives	Stock Options	Performance Shares
Balanced Performance Measures (Growth and Profits)	✓	✓	✓
Robust Goal Setting	✓	✓	✓
Retention Ratio	N/A	✓	✓
Clawback Polices	✓	✓	✓
Stock Ownership Requirements	N/A	✓	✓
Awards Capped (Number of Shares)	✓	✓	✓
Compensation Committee Oversight	✓	✓	✓
Internal and Independent External Audit	✓	✓	✓
Restrictions on Hedging and Pledging	N/A	✓	✓

Target total compensation for the Company's employees is generally set to approximate the market median. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation—which align management to shareholders. NEO compensation is structured so that the largest component is long-term equity (stock options and performance shares), followed by base salary and the performance-based annual incentives (this detail is shown in the following table). Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Board's Compensation Committee (with assistance from the Committee's independent compensation consultant). NEO base salaries and long-term incentive grants are determined based on many factors including individual performance, responsibilities, and the overall relation to market levels of compensation.

32 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

The Company's compensation is structured to align a substantial portion of NEO pay to the performance of the Company and the use of performance-based pay is consistent with the mix seen in the comparator group. The tables below shows NEO compensation components as a percentage of the total target compensation package.

Performance vs. Fixed Compensation

	Performance Based Compensation		Fixed/Individual Based Compensation

NEO	Company	Peers	Company	Peers

Mr. Ryan	89%	88%	11%	12%

Mr. Jadin	79%	78%	21%	22%

Mr. Macpherson	83%	79%	17%	21%

Mr. Carruthers	84%	79%	16%	21%

Mr. Howard	73%	73%	27%	27%

Annual vs. Long-Term Compensation

	Annual Compensation		Long-Term Compensation

NEO	Company	Peers	Company	Peers

Mr. Ryan	26%	28%	74%	72%

Mr. Jadin	39%	39%	61%	61%

Mr. Macpherson	31%	39%	69%	61%

Mr. Carruthers	29%	39%	71%	61%

Mr. Howard	47%	45%	53%	55%

"Performance Based Compensation" consists of the annual incentive plan, long-term incentives, and the Profit Sharing Trust (PST).

"Fixed/Individual Based Compensation" consists of base salary.

"Annual Compensation" consists of base salary and the annual incentive plan.

"Long-term Compensation" consists of stock options, performance shares, and the PST. Annual PST contributions are based on short-term performance and grow over time, distributions are restricted, and full vesting occurs after six years of service, making this component a long-term benefit.

"Peers" was determined from the comparator group in the 2014 Aon Hewitt Compensation Study as described further within Topic 7.

2014 Performance

The Company believes that revenue growth coupled with a focus on ROIC leads to shareholder value creation. Therefore, the two metrics used to determine performance-based compensation are year over year sales growth and ROIC. In 2014, Company sales were $9.96 billion (daily sales growth of 5.3% over 2013) and ROIC was 31.3%.

The Company's 2014 financial performance resulted in strong alignment between management compensation and company performance.

  ▪
  The 2014 Company MIP achieved 74% of target as we fell short of our 2014 sales growth goal of 7.7%.

  ▪
  Awards under the long-term 2012-2014 Performance Share Program will be 77% of target based on 2013 sales growth and the 2012-2014 ROIC performance.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 33

The Company is focused on profitable daily sales growth over the short- and long-term. Any potential risk created by using ROIC and sales growth for both short-term and long-term incentive awards is mitigated by:

  ▪
  Different Performance Goals:  The short-term incentive program focuses on sales growth compared to the prior year and a pre-determined ROIC, with both measures linked to the Company's one-year Plan. The long-term incentive program (for cycles commencing in 2013) focuses on a specific sales dollar goal in the third year of the performance period. In addition, the long-term incentive program requires a threshold level of ROIC over the performance period in order for the awards to vest.

  ▪
  Different Time Periods:  The short-term incentive program focuses on the achievement of sales growth and ROIC over one year. The long-term incentive program focuses on sales growth over three years, while maintaining an ROIC above 18% during the three-year period.

  ▪
  Mergers and Acquisitions (M&A):  The short-term incentive program does not include the impact from acquisitions/divestitures. The long-term incentive program includes M&A results which are designed to encourage successful acquisitions and profitable integrations.

  ▪
  Company-Wide Performance Measures:  Performance is measured at the company-wide level as opposed to specific business unit or regional levels.

  ▪
  Maximum Payout is Capped:  Incentive plans are capped at 200% of the target award.

2.     Compensation Philosophy, Plans and Practices

  As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders:

  ▪
  Emphasis on Variable Performance-based Compensation.  Over 73% of the NEOs' compensation is tied to Company performance that the Company believes drives shareholder value.

  ▪
  Double-Trigger Change in Control Requirements.  The existing Change in Control Agreements have a double trigger feature and the proposed 2015 Incentive Plan has a double-trigger provision that will apply to all future equity grants.

  ▪
  Ownership Requirements.  The CEO is required to hold equity in the Company worth at least 6x his base salary, and all other NEOs are required to hold at least 3x base salary.

  ▪
  Holding / Retention Periods.  NEOs are required to hold exercised stock option shares and other stock awards until ownership requirements are met. Those who fail to achieve ownership requirements will not receive future equity-based awards.

  ▪
  Prohibition on Hedging and Pledging.  NEOs and directors are prohibited from hedging and future pledging of Company shares.

  ▪
  Clawback Provisions.  The Company has established recoupment policies for financial fraud and/or material inaccuracies for NEOs as well as recoupment for violations of non-competition agreements and non-solicitation agreements.

  ▪
  Performance Thresholds and Caps.  Both the annual incentive and performance share programs require a threshold level of performance in order to achieve any payment, and the maximum payments are capped.
34 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

  ▪
  Annual Risk Reviews.  The Company conducts an annual risk review based on a process recommended by the Compensation Committee's independent compensation consultant.

  ▪
  Minimal Perquisites.

  The Company's compensation programs also maintain alignment with shareholders by not including certain features:

  ▪
  No Cash Buyouts of Underwater Stock Options, Repricing, or Stock Options issued at a discount. Stock options issued will not be repriced, replaced, or regranted through cancellation or by lowering the stock option price of a previously granted stock option.

  ▪
  No Excessive Change in Control Agreements. The maximum cash benefit is equal to 2x salary and target bonus.

  ▪
  No Change in Control Agreements with Excise Tax Gross-ups.

  ▪
  No Tax Gross-ups on Perquisites.

  ▪
  No Employment Agreements. The Company does not maintain any employment agreements with its NEOs.

  ▪
  No Payment of Dividend Equivalents on Unearned Performance Shares or Stock Options.

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance.

3.     Compensation Committee of the Board

  The Compensation Committee of the Board is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and employees. The Committee is responsible for ensuring that the Company's compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Committee is also charged with ensuring that compensation, especially for executives, is linked to both personal and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, individual and Company performance, the executive's overall experience, replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives as a whole (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 35

base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Committee's evaluation of the reasonableness of awards and their likely retention value.

Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say-on-Pay vote or equity plan proposals), as appropriate.

In discharging its responsibilities, the Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the Securities and Exchange Commission and the New York Stock Exchange, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the rules and regulations. The Compensation Committee's charter can be found in the Governance section of Grainger's website at www.grainger.com/investor.

4.     Risk Assessment

  The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term shareholder value. The Company's compensation programs are designed to include risk-mitigating features, and the Committee also engaged its independent compensation consultant (Deloitte Consulting) to assist with the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The incentive compensation programs include risk-mitigating components, such as:

  ▪
  Balanced performance measures—sales growth combined with profitability;

  ▪
  Robust performance measure selection and goal setting;

  ▪
  Balanced mix of short-term and long-term incentives;

  ▪
  Balanced mix of equity vehicles—stock options are combined with performance shares;

  ▪
  Clawback provisions to recoup incentive compensation; and

  ▪
  Stock ownership, retention, and holding requirements.

Since 2009, the Committee has engaged its independent compensation consultant (Deloitte Consulting) to conduct a third-party risk assessment that would be completed every three years. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Committee's independent compensation consultant. The results of the Company-conducted 2014 risk review were discussed with the Committee and Deloitte Consulting. Deloitte Consulting will conduct an external risk review in 2015.

Based on the risk review and the Committee's discussions, the Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

36 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

5.     Say-on-Pay

At the 2014 annual meeting of shareholders, the advisory vote to approve the compensation of the Company's NEOs received the support of 98% of the shareholders voting on the proposal. The Compensation Committee has considered these results and believes that they confirm the appropriateness of the Company's current executive compensation policies and practices. The Company routinely discusses its compensation philosophy with its shareholders as part of investor relations activities.

6.     Role of Management

  Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.

Members of management assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with advisors from Aon Hewitt to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Ryan, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the CEO before they are presented to the Compensation Committee. Mr. Ryan's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant, either alone or together with other independent directors (as directed by the Board), in executive session without members of management present.

7.     Compensation Comparator Group

  The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every other year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company's compensation practices. A comparator group compensation study was conducted in 2014 (2014 Compensation Study).

The 2014 comparator group consists of 22 businesses that are relatively similar in complexity and size to the Company and represent the types of major companies with which the Company historically competes for executive talent. The companies that were selected for the 2014 Compensation Study are generally within a range of half of Grainger's annual revenue to a maximum of two times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly-traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's most recent Annual Report on Form 10-K.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 37

Management played a minimal role in selecting the 2014 compensation comparator group, as the Committee relied on Aon Hewitt for survey and market data and its independent compensation consultant (Deloitte Consulting) for assistance. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

Listed below is the 2014 Compensation Study comparator group and the 2013 revenues and enterprise values for each company.

Company Name	2013 Revenue ($mil)	2013 Enterprise Value* ($mil)

Air Products & Chemicals Inc.	$10,180	$28,568

AutoZone, Inc.	$9,148	$18,763

Ball Corp	$8,468	$11,013

The Clorox Co	$5,623	$13,084

Cummins Inc.	$17,301	$25,735

Dover Corp	$8,730	$18,570

Eastman Chemical Co	$9,350	$16,709

Eaton Corporation plc	$22,046	$44,600

Genuine Parts Co	$14,078	$13,364

Illinois Tool Works Inc.	$14,135	$39,442

Ingersoll-Rand Plc	$12,351	$20,281

Mattel Inc	$6,485	$17,424

Meadwestvaco Corp	$5,389	$8,236

Owens-Illinois, Inc.	$6,967	$9,515

Parker-Hannifin Corporation	$13,016	$15,588

PPG Industries Inc.	$15,108	$28,347

Rockwell Automation Inc.	$6,352	$14,557

Ross Stores Inc.	$9,721	$12,741

Textron Inc.	$12,104	$13,153

The Mosaic Company	$8,170	$17,843

The Sherwin-Williams Co	$10,186	$19,489

WESCO International Inc.	$7,513	$5,504

25th %ile	$7,678	$13,102

Median	$9,536	$17,067

75th %ile	$12,849	$20,083

W.W. Grainger, Inc.	$9,438	$17,821

W.W. Grainger, Inc. Percentile Rank	49%	57%

*
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

The Compensation Committee reviews the Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The

38 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Compensation Committee concluded that the earned and potential awards for 2014 were consistent with the Company's pay philosophy, Company and individual performance, and market practices. Based on this review and the strong support from shareholders on our Say-on-Pay proposal, the Committee did not make specific adjustments to the design of the Company's compensation programs.

8.     Base Salaries

  Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Annual base salary adjustments are considered and implemented to reflect individual performance, contribution and experience, and to maintain market competitiveness. The 2014 Compensation Study showed that, on average, the Company's base salaries for NEOs were approximately 4% above the market median.

Base salary increases for the NEOs, with the exception of Mr. Ryan, are reviewed and approved by the CEO before they are presented to the Compensation Committee. In approving recommendations, the Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Mr. Ryan is determined by the Board with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Ryan's compensation and evaluates his performance in light of those goals and objectives. Together with the other independent directors (as directed by the Board), the Compensation Committee determines and approves Mr. Ryan's compensation level based on this evaluation, in executive session without members of management present.

Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance, base salaries for comparable positions from market studies, experience, tenure, and internal equity.

Based on the above mentioned process, on April 1, 2014, Mr. Ryan's base salary was increased to $1,129,000 (+2.0%). In addition, the following base salary adjustments were made for the other NEOs: Mr. Jadin's base salary was increased to $688,500 (+2.0%); Mr. Macpherson's base salary was increased to $663,000 (+2.0%); Mr. Carruthers' base salary was increased to CAD 676,000 (+4.0%); Mr. Howard's base salary was increased to $642,600 (+2.0%).

9.     Annual Incentives

  Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 39

Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The following table displays the 2014 MIP target (program and payment) applicable to each NEO.

Name	2014 Target Incentive % (as a % of base salary)	Program	Actual Payment % (as a % of the target)

James T. Ryan	125%	Company	74%

Ronald L. Jadin	85%	Company	74%

Donald G. Macpherson	85%	Company	74%

Court D. Carruthers	85%	Company	74%

John L. Howard	75%	Company	74%

The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Company MIP to ensure the program appropriately balances the Company's objectives, is aligned with long-term shareholder interest, and has appropriate and effective risk-mitigating components. While the measures and goals are clearly aligned with the Company's strategy, they also account for current economic conditions. The combination of sales growth and ROIC performance, as well as threshold, target, and maximum payment levels, serves to mitigate risk to the Company's shareholders.

The Company believes the design of the annual incentive program creates shareholder value and encourages performance by focusing on profitable sales growth and ROIC. The basic framework of the MIP has been in place for over ten years, although specific objectives and performance target levels have been modified on a year-by-year basis. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation. The MIP framework allows the Compensation Committee the annual opportunity to adjust performance objectives in light of the current economic and competitive environment. Sales growth and ROIC remained the key structural components for the 2014 MIP. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Acquisitions and divestitures are not included in the calculation of daily sales growth or ROIC. The total MIP payment is calculated as follows:

MIP Payment = (Sales Growth Performance + ROIC Performance)

The 2014 Company MIP was based on the Company's ROIC and year-over-year daily sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together.

40 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

The following table shows various payout scenarios the performance and payout curve that was established at the beginning of the year:

2014 Management Incentive Program

ROIC Performance	% Payout*

<18.0%	0%

24.0%	25%

29.9%	50%

31.3%**	56%

>32.3%	60%

Daily Sales Growth Performance	% Payout*

<4.0%	0%

5.3%**	18%

5.9%	25%

7.7%	50%

9.6%	100%

>11.5%	150%

*
Payouts are interpolated on a straight-line basis.

**
For the year 2014, ROIC was 31.3% and sales growth was 5.3%. Based on these results, Company MIP paid at 74% of target.

The Company believes that it establishes the sales growth and ROIC targets to provide an appropriate level of motivation. Under the terms of the annual incentive program, the Committee has the discretion to adjust MIP payment amounts to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth. No discretionary adjustments were made in 2014.

Incentive amounts paid to Messrs. Ryan, Jadin, Macpherson, Carruthers, and Howard were based on the performance targets established for the 2014 MIP and were made under a separate annual incentive program described in the 2010 Incentive Plan. This program is designed to ensure that annual incentives are performance-based and fully tax deductible by the Company under Section 162(m) of the Internal Revenue Code. Under the program, the Committee allocates a portion of an incentive pool to each participant. The pool is funded with 5% of the Company's net earnings and the independent members of the Board have the authority to make specific awards. The sum of the individual participants' percentages may not be greater than 100% of the pool. The independent members of the Board may use their discretion to reduce these amounts but may not increase them. Consistent with prior years, the independent members of the Board used their discretion to reduce the amounts to yield payments equal to those that would have made using the same financial target and measures as the 2014 MIP.

Consistent with current practices, the 2015 MIP will continue to utilize daily sales growth along with ROIC as performance measures and all NEOs will be aligned to the Company MIP.

10.  Long-Term Incentives

  The Company annually provides long-term incentives to NEOs and other key managers in order to align with the following elements of the Company's strategy to improve shareholder value:

  ▪
  Achieve long-term business goals and objectives that increase shareholder value (including achieving financial performance that balances growth, profitability, and asset management);
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 41

  ▪
  Reward management for taking prudent action and achieving results that create shareholder value;

  ▪
  Attract qualified managers to join the Company; and

  ▪
  Retain management through business cycles.

The Company's long-term incentives for NEOs consist of stock options and performance shares and are provided under shareholder-approved incentive plans. In 2014, the Company structured awards such that stock options represent approximately 70% of the total value of long-term incentive compensation and performance shares represent approximately 30% of the total value. Providing a mix of different types of equity awards is consistent with market practice for senior executives. The 70/30 (stock options/performance share) mix provides incentives to drive shareholder value creation and the three year vesting schedule aids in executive retention.

The target number of shares provided for stock options and performance share awards is designed to approximate an economic value that targets the median of the compensation comparator group for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance. The value is converted to shares using the 200-day average stock price as of January 31 in the year of grant. The use of the 200-day average to calculate the number of shares is intended to smooth stock price volatility that can distort the number of shares awarded.

NEO Long-Term Incentives

Award	Weight	Vesting & Term	Performance Measure

Stock Options	70%	3-year cliff vesting; 10 year term	Grant allocated based on individual performance, long-term value based on appreciation in stock price.

Performance Shares	30%	3-year cliff vesting contingent on performance	Sales growth measured in year 3 of the performance cycle, with 3-year average ROIC.

Stock Options

The Company's stock options provide the right to purchase Company stock at a specified price over a ten-year term with three-year cliff vesting. They are intended to directly link management's and shareholders' interests by tying a substantial portion of long-term incentives to stock price appreciation. The ten-year term is designed to focus the NEOs on long-term value creation. Three-year cliff vesting encourages meaningful retention before an executive can realize any value created by stock price appreciation. In 2014, stock options were awarded at an exercise price equal to the closing price of the Company's common stock reported for the business day before the grant. Beginning in 2015, stock options will be awarded at an exercise price equal to the closing price of the Company's common stock reported on the business day of the grant. Stock option repricing is not permitted under any of the Company's equity incentive plans.

Performance Shares

The Company's performance share program provides the NEOs and other executives with a potential share payout depending on sales growth (including the impact of acquisitions / divestitures) and ROIC achievement over a three-year cycle. The actual number of shares paid to an NEO can range from 0 to 200% of the target number of performance shares awarded. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and goals for a three-year performance cycle that begins January 1 of the first year. The sales

42 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

growth component is measured at the end of the cycle's third year and the ROIC component is measured at the end of the third year based on the three-year average. These measurement dates reinforce a long term focus. Dividend equivalents are not paid on performance shares. Due to the three-year cycle that each award covers, the Company has three performance share cycles ongoing at all times.

2012-2014 Performance Share Cycle

For the 2012-2014 performance share cycle, the 2013 sales target of $10.3 billion was established when 2011 sales were $8.1 billion. The Company's net sales in 2013 determined the number of shares conditionally earned, while vesting remains dependent on meeting a three-year average ROIC hurdle of 18%. The payout of the target performance share awards for this program cycle was made according to the following table:

2013 Total Company Sales	Payout as a Percent of Target

<$8.4B	0%

$8.4B	50%

$9.4B*	77%*

$10.3B	100%

$10.8B	200%

* In 2013, sales were $9.4 billion and the participants conditionally earned 77% of their target. The Compensation Committee determined that the award vested because the Company's average ROIC for the three year period 2012-2014 was greater than 18%.

2013-2015 Performance Share Cycle

For the 2013-2015 performance share cycle, the sales growth measure was changed from sales in the second year to sales in the third year. The 2015 sales target of $11.3 billion was established when 2012 sales were $9.0 billion. The Company's net sales in 2015 will determine the number of shares earned, while vesting remains dependent on meeting a three year average ROIC hurdle of 18%. The payout of the target performance share awards for this program cycle will be made according to the following table:

2015 Total Company Sales	Payout as a Percent of Target

<$9.5B	0%

$9.5B	50%

$11.3B	100%

$11.9B	200%

Sales of $11.3 billion in 2015 are required for participants to earn 100% of target award assuming the average ROIC for the three year period 2013-2015 is greater than 18%. This award will remain at risk through 2015.

2014-2016 Performance Share Cycle

For the 2014-2016 performance share cycle, the 2016 sales target of $11.9 billion was established when 2013 sales were $9.4 billion. The Company's net sales in 2016 will determine the number of shares earned, while vesting remains dependent on meeting a

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 43

three year average ROIC hurdle of 18%. The payout of the target performance share awards for this program cycle will be made according to the following table:

2016 Total Company Sales	Payout as a Percent of Target

<$10.0B	0%

$10.0B	50%

$11.9B	100%

$12.6B	200%

The Compensation Committee selected these performance measures because they balance sales growth with long-term profitability, expense management, and asset management and align with objectives established in the annual incentive program. The Committee may use different sales growth and ROIC objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

Performance Vested Restricted Stock Units

The Company's performance vested restricted stock units (PRSUs) were new for 2014 and used for retention and promotions. They provide a potential share payout depending on ROIC achievement over a three year cycle. The ROIC performance objective is the same as that used in the Performance Share Programs. The actual number of PRSUs paid to an NEO is either 0% or 100% of the grant number awarded, based on achievement of the ROIC goal. Dividend equivalents are not paid on PRSUs.

Effective January 1, 2014, the Company granted Mr. Macpherson and Mr. Carruthers 3,894 shares of PRSUs and granted Mr. Jadin and Mr. Howard 779 shares. All PRSUs have 3-year cliff vesting.

To make the PRSUs consistent with the Company's existing Performance Share program design, an 18% threshold level of average ROIC performance over a three year period (2014-2016) must be achieved in order for the PRSUs to vest. If this threshold is achieved, 100% of the PRSUs will be settled into shares; if this threshold is not achieved, all of the PRSUs will be forfeited.

Award Agreements / Non-competition / Clawbacks

In 2010 the Company added additional clawback policies that would address a material restatement of reported earnings and fraud (see the "Compensation Recoupment Policy" section for additional details). In addition to and in connection with their long-term incentive awards, the NEOs and all other recipients are required to sign an agreement containing confidentiality and non-competition obligations designed to protect the Company's confidential and proprietary information and to preserve the Company's competitive advantages. Under these clawback agreements, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited. The agreements also require, in certain circumstances, that an executive who has breached the confidentiality and non-compete agreements return vested shares and/or gains from disposition of shares to the Company.

11.  Stock Ownership Guidelines

  As of December 31, 2014, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to

44 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the NEOs are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

James T. Ryan	6x	Yes

Ronald L. Jadin	3x	Yes

Donald G. Macpherson	3x	Yes

Court D. Carruthers	3x	Yes

John L. Howard	3x	Yes

These stock ownership guidelines must be met within three years of being elected an officer or assuming a new position, and are reviewed annually by the Board. NEOs are required to hold exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not receive future equity-based awards. Shares owned directly by the officer (including those held as a joint tenant or as tenant in common), RSUs, shares owned in a self-directed IRA, and certain shares owned or held for the benefit of a spouse or minor children are counted toward meeting the guidelines. Stock options (whether vested or unvested) and performance share awards are not counted toward meeting the ownership guidelines.

25% Retention Ratio

It is the Company's long-term goal for executives to also meet a second ownership requirement that is expressed in outright ownership (in actual shares and/or deferred vested shares). The Company has implemented a required 25% after-tax share retention ratio for NEOs. Upon receiving shares from the Company following the exercise or settlement of equity awards, if the NEO does not hold outright ownership of shares worth his required ownership multiple, he will be required to retain 25% of the shares received from all such equity awards (net of any shares used to satisfy tax withholding obligations) until the stock ownership guidelines are met with shares owned outright. All NEOs meet this requirement.

12.  Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available in the Governance section of Grainger's website at www.grainger.com/investor) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, put and call options and short sales) that establish a short position in Company stock and are designed to hedge or offset a decrease in market value. Effective January 1, 2013, by policy, Company officers and directors are also prohibited from the pledging of any additional Company stock at any amount as collateral for a loan or for a margin account. One of the Company's directors who had a long-standing pledge arrangement prior to the anti-pledging policy has committed to reduce his outstanding pledges by 20% per year and that pledges would be eliminated by March 2018 (see further details under the Ownership of Grainger Stock section).

13.  Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's employees. This includes the same health and welfare benefits and the same performance-based PST contribution methodology that is applied to the U.S.-based employees who are PST participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of PST

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 45

compensation contribution to approximately 215 employees, including NEOs, who would be subject to contribution limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

The PST is the primary Company-sponsored retirement vehicle for U.S.-based employees. The PST aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to the PST is based on a formula that incorporates two key drivers of shareholder value—earnings performance and capital employed. The Company contributes a minimum of eight percent of payroll to the program and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital is achieved. The contribution percentage that each participating employee receives is a function of his or her years of service with the maximum contribution occurring at five or more years of service. The Company's U.S. NEOs participate in the PST on the same basis as all other employees. The Company does not maintain a defined benefit pension plan for U.S.-based employees.

Effective February 2010, the Company implemented a 401(k) plan for certain newly acquired or established businesses in the U.S. whose employees do not participate in the PST. Approximately 225 employees of the Company's employees (less than 1%) are currently eligible for the 401(k) plan. None of the Company's NEOs are eligible for the 401(k) plan.

Mr. Carruthers is an employee of the Company's Canadian subsidiary, Acklands—Grainger Inc. (AGI), and therefore participates in the AGI Notional Account Plan. The AGI Notional Account Plan (for designated executives) provides an 11% contribution (of earnings above CAD 258,000), which earns an investment return equal to the Canadian prime interest rate plus 1%.

NEOs and certain other officers may elect to defer receipt of up to 50% of base salary and/or 85% of annual cash incentives under the 2004 Voluntary Salary and Incentive Deferral Plan, an unfunded deferred compensation plan. The purpose of the plan is to provide executives with retirement savings and financial planning opportunities that are not available to them in tax-qualified retirement plans due to Internal Revenue Code limitations. The investment choices and returns for their nonqualified programs are the same as those offered to participants in the PST.

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations at a facility selected by the Company. The Company believes that periodic physical exams are important to maintain the effectiveness of its executive talent.

The NEOs (except for Mr. Carruthers) and certain other Company officers have grandfathered participation in the Company's former Executive Death Benefit Plan. The beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive under the applicable cash incentive program. The Company has discontinued its executive death benefit program for executives hired or promoted after December 31, 2009. Unless offered to other Company employees, the Company will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or ungranted equity, perquisites, and other payments or awards made in lieu of compensation.

NEOs were eligible to be reimbursed for up to $10,000 in financial services in 2014. The financial service reimbursements are fully taxable and not grossed-up to cover taxes. Officers are allowed the business use of corporate aircraft and car and driver, while Mr. Ryan is also allowed personal use of both, subject to his reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives

46 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

to more effectively use their time. In 2014, Mr. Ryan did not utilize the corporate aircraft for personal use and he reimbursed the Company for all personal use of the car and driver. All other benefits, including the PST contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

Mr. Carruthers receives a competitive Canadian benefits package, which includes benefits over and above those offered to regular Canadian AGI employees. These benefits include Group Life Insurance, Accidental Death & Dismemberment Insurance, Dependent Life Insurance, Dental Insurance, extended Health Insurance, and Annual Executive Medical Insurance.

Effective January 1, 2012, Mr. Carruthers relocated to the United States to assume new responsibilities. In addition to the relocation benefits generally made available to employees on international assignments, Mr. Carruthers receives supplemental benefits commensurate with his level. In 2014, these included a housing allowance of $95,000 per year, and support for automobile expenses with a cap of $40,000 per year.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 47

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Comp.[3]	Change in Pension Value and NQDC Earnings[4]	All Other Comp.[5,6]	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James T. Ryan	2014	$1,123,500	$0	$1,960,612	$3,028,115	$1,044,325	$0	$554,908	$7,711,460
Chairman of the Board,	2013	$1,099,000	$0	$1,926,230	$3,614,855	$1,037,813	$0	$491,484	$8,169,382
President and CEO	2012	$1,056,250	$0	$1,990,800	$3,435,619	$1,088,438	$0	$919,435	$8,490,542

Ronald L. Jadin	2014	$685,125	$0	$642,780	$700,517	$433,067	$0	$316,338	$2,777,827
Sr. Vice President and	2013	$623,750	$0	$459,073	$861,327	$400,815	$0	$363,370	$2,708,335
Chief Financial Officer	2012	$570,000	$0	$495,745	$858,993	$346,275	$0	$385,977	$2,656,989

Donald G. Macpherson	2014	$659,750	$0	$1,370,245	$656,722	$417,027	$0	$272,617	$3,376,361
Sr. Vice President and	2013	$595,583	$0	$430,369	$807,513	$385,970	$0	$303,568	$2,523,003
Group President, Global Supply Chain & International	2012	$539,000	$0	$429,800	$744,443	$327,443	$0	$326,044	$2,366,729

Court D. Carruthers[7]	2014	$576,261	$0	$1,370,245	$656,722	$365,987	$4,553	$104,888	$3,078,656
Sr. Vice President and	2013	$582,385	$0	$430,369	$807,513	$460,325	$4,113	$86,518	$2,371,223
Group President, Americas	2012	$550,045	$0	$429,800	$744,443	$334,153	$13,240	$111,637	$2,183,317

John. L. Howard	2014	$639,450	$0	$444,292	$394,054	$356,643	$0	$330,757	$2,165,196
Sr. Vice President and	2013	$622,500	$0	$315,553	$592,156	$354,375	$0	$227,967	$2,112,551
General Counsel	2012

1
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Performance share grants are calculated at target achievement and may pay out up to 200% of the target award. Performance vested restricted stock awards are calculated at target achievement and may pay out up to 100% of the target award. The maximum value of the stock awards shown are $3,921,224, $1,096,535, $1,795,610, $1,795,610, and $699,560 for Messrs. Ryan, Jadin, Macpherson, Carruthers, and Howard respectively.

2
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718.

3
Represents amounts paid under a 162(m)-qualified, shareholder-approved annual cash incentive plan.

4
The Company maintains a Non-Qualified Defined Contribution plan for Acklands—Grainger Inc.'s ("AGI") Designated Executives. The plan accrues an additional pension benefit equivalent to 11% of earnings in excess of the maximum earnings threshold of CAD 258,000 for 2014 and provides interest on the prior year balance at the prime rate, plus 1%. For 2014, the 1% additional interest totals CAD 5,289 for Mr. Carruthers. The Company does not maintain an employee pension plan nor does it issue above-market earnings on nonqualified deferred accounts for non-AGI officers.

5
For 2014, includes contributions accrued under the Company's profit sharing plan, the related supplemental profit sharing plan, and for deferred compensation plan participants, Company contributions that would otherwise have been made to the supplemental profit sharing plan ($466,373, $234,315, $225,636, and $214,437 for Messrs. Ryan, Jadin, Macpherson, and Howard, respectively). Also includes contributions accrued under the AGI Defined Contribution Plan and the AGI Notional Account Plan (CAD 98,985 Notional + CAD 13,694 pension contributions) for Mr. Carruthers. Also includes reimbursement for financial services ($10,000, $10,000, $10,000, $0, and $10,000, for Messrs. Ryan, Jadin, Macpherson, Carruthers, and Howard, respectively).

Also includes the incremental cost of the frozen Executive Death Benefit Program ($74,785, $67,523, $32,406, and $106,320 for Messrs. Ryan, Jadin, Macpherson, and Howard). Also includes the cost of executive physicals ($3,750, $4,500, $4,575, and $4,200 for Messrs. Ryan, Jadin, Macpherson, and Carruthers).
48 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

6
Mr. Carruthers receives a Canadian benefits package, which includes additional benefits not available to regular Canadian AGI employees. The incremental value includes Group Life Insurance, Accidental Death & Dismemberment Insurance, and Dependent Life Insurance and totals CAD 3,762.

7
Reflects the amount paid to Mr. Carruthers in Canadian dollars, which were converted into U.S. dollars at a rate of CAD 1.1618 to U.S. $1.000. This is the spot conversion rate at the close of business on December 31, 2014.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 49

Grants of Plan-Based Awards

	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2,3]			All Other Stock Awards: No. of Shares of Stock	All Other Option Awards: No. of Securities Underlying	Exercise or Base Price of Option	Actual Closing Price on Option Approval	Grant Date Fair Value of Stock and Option

Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options[4]	Awards[5]	Date[6]	Awards[7]

James T. Ryan	1/1/14	$0	$1,411,250	$2,822,500
	1/1/14				4,040	8,080	16,160					$1,960,612
	4/30/14								56,558	$248.22	$254.40	$3,028,115

Ronald L. Jadin	1/1/14	$0	$585,225	$1,170,450
	1/1/14				0	779	779					$189,024
	1/1/14				935	1,870	3,740					$453,756
	4/30/14								13,084	$248.22	$254.40	$700,517

Donald G. Macpherson	1/1/14	$0	$563,550	$1,127,100
	1/1/14				0	3,894	3,894					$944,879
	1/1/14				877	1,753	3,506					$425,365
	4/30/14								12,266	$248.22	$254.40	$656,722

Court D. Carruthers	1/1/14	$0	$494,577	$989,155
	1/1/14				0	3,894	3,894					$944,879
	1/1/14				877	1,753	3,506					$425,365
	4/30/14								12,266	$248.22	$254.40	$656,722

John L. Howard	1/1/14	$0	$481,950	$963,900
	1/1/14				0	779	779					$189,024
	1/1/14				526	1,052	2,104					$255,268
	4/30/14								7,360	$248.22	$254.40	$394,054

1
Represents potential amounts under the annual cash incentive award in the 2010 Incentive Plan, a 162(m)-qualified, shareholder-approved plan. The plan establishes a pool equal to five percent (5%) of the Company's Net Earnings for the plan year. For 2014, the Board used its discretion to reduce amounts to yield payments equal to those that would have been made using the same financial measures as the Management Incentive Plans for the other employees. The estimated plan award for Mr. Carruthers was converted into U.S. dollars at a rate of CAD 1.1618 to U.S. $1.000.

2
The number of shares that may be earned for the 2014 grant of performance shares range from 0% to 200% of the target award and will be determined based on the Company's sales revenue performance in 2016. These shares will vest at the end of 2016 if the three-year average ROIC is greater than 18%.

3
This column includes the 2014 grant of performance-vested restricted stock units, an award of either 0% or 100% of the target value and will be determined based on the Company's three year average ROIC between 2014 and 2016. These shares will vest at the end of 2016 if the three year average ROIC is 18% or higher.

4
Represents stock option awards with a ten-year term and three-year cliff vesting.

5
Awards were issued at fair market value, which the Company has consistently determined as the closing price on the day before the award was approved.

6
Represents the actual closing price on the day the award was approved.

7
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without allocating over the vesting period.
50 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	No. of Securities Underlying Unexercised Options Exercisable[1]	No. of Securities Underlying Unexercised Options Unexercisable[1]	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price[2]	Option Expiration Date[3]	No. of Shares or Units of Stock That Have Not Vested[4]	Market Value of Shares or Units of Stock That Have Not Vested[5]	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested[6]	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested[7]

James T. Ryan	30,000			$83.08	4/24/17	20,000	$5,097,800	26,770	$6,823,405

	57,000			$85.82	4/29/18

	130,000			$81.49	4/28/19

	122,000			$108.15	4/27/20

	96,400			$149.02	4/26/21

		78,100		$204.01	4/24/22

		70,465		$245.86	4/23/23

		56,558		$248.22	4/29/24

Ronald L. Jadin	3,200			$83.08	4/24/17	10,000	$2,548,900	7,196	$1,834,188

	13,500			$85.82	4/29/18

	30,000			$81.49	4/28/19

	29,000			$108.15	4/27/20

	25,336			$149.02	4/26/21

		19,527		$204.01	4/24/22

		16,790		$245.86	4/23/23

		13,084		$248.22	4/29/24

Donald G. Macpherson	3,000			$81.49	4/28/19	20,000	$5,097,800	9,758	$2,487,217

	29,000			$108.15	4/27/20

	24,876			$149.02	4/26/21

		16,923		$204.01	4/24/22

		15,741		$245.86	4/23/23

		12,266		$248.22	4/29/24

Court D. Carruthers	24,876			$149.02	4/26/21	0	$0	9,758	$2,487,217

		16,923		$204.01	4/24/22

		15,741		$245.86	4/23/23

		12,266		$248.22	4/29/24

John L. Howard	10,000			$83.08	4/24/17	0	$0	4,769	$1,215,570

	11,000			$85.82	4/29/18

	21,000			$81.49	4/28/19

	19,500			$108.15	4/27/20

	14,990			$149.02	4/26/21

		11,716		$204.01	4/24/22

		11,543		$245.86	4/23/23

		7,360		$248.22	4/29/24

1
Represents stock option awards with a ten-year term and three-year cliff vesting. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Mr. Ryan is currently retirement-eligible.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 51

2
Awards were issued at fair market value, which the Company has consistently determined as the closing price on the day before the award is approved.

3
Represents ten years after the award date.

4
Represents unvested restricted stock units with three- to seven-year cliff vesting.

5
Represents the aggregate unvested restricted stock units outstanding multiplied by the year-end closing price ($254.89).

6
Represents the aggregate performance shares with a three-year cycle as described further in the Compensation Discussion & Analysis.

7
Represents the aggregate performance shares outstanding multiplied by the year-end closing price ($254.89).

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	No. of Shares Acquired on Exercise[1]	Value Realized on Exercise[2]	No. of Shares Acquired on Vesting[3]	Value Realized on Vesting[4]

James T. Ryan	0	$0	37,540	$9,514,267

Ronald L. Jadin	3,500	$623,880	7,000	$1,787,940

Donald G. Macpherson	12,000	$2,042,527	5,600	$1,430,352

Court D. Carruthers	34,000	$5,352,648	13,600	$3,424,992

John L. Howard	10,000	$1,693,067	4,000	$1,021,680

1
Represents the number of stock options exercised.

2
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

3
For Mr. Ryan, this represents 10,000 restricted stock units, issued on February 20, 2007. For Mr. Carruthers this represents 8,000 restricted stock units issued on April 27, 2011. For Messrs. Ryan, Jadin, Macpherson, Carruthers, and Howard this represents 27,540, 7,000, 5,600, 5,600, and 4,000 shares, respectively, vested on February 20, 2014, in settlement of performance share awards granted on January 1, 2011.

4
Represents the value of the restricted stock units and performance shares awards on the vesting date.
52 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Pension Benefits

Name	Plan Name	No. of Years Credited Service	Present Value of Accumulated Benefit	Payouts During Last Fiscal Year

James T. Ryan	None	n/a	n/a	n/a

Ronald L. Jadin	None	n/a	n/a	n/a

Donald G. Macpherson	None	n/a	n/a	n/a

Court D. Carruthers	None	n/a	n/a	n/a

John L. Howard	None	n/a	n/a	n/a

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY1	Registrant Contributions in Last FY2	Aggregate Earnings in Last FY3	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE[4]

James T. Ryan	Deferred RSUs	$0	$0	$61,200	$0	$5,097,800
	SPSP & SPSP II	$0	$422,905	$93,713	$0	$4,041,335
	Total	$0	$422,905	$154,913	$0	$9,139,135

Ronald L. Jadin	SPSP & SPSP II	$0	$158,693	$32,440	$0	$700,867
	Voluntary Salary & Incentive Deferral	$340,693	$37,521	$113,795	$0	$2,930,802
	Total	$340,693	$196,214	$146,235	$0	$3,631,669

Donald G. Macpherson	SPSP & SPSP II	$0	$148,477	$29,962	$0	$647,424
	Total	$0	$148,477	$29,962	$0	$647,424

Court D. Carruthers	AGI Notional Account Plan	$0	$96,986	$6,425	$0	$558,689
	Total	$0	$96,986	$6,425	$0	$558,689

John L. Howard	Deferred RSUs	$0	$0	$61,200	$0	$5,097,800
	SPSP & SPSP II	$0	$162,767	$53,634	$0	$1,450,742
	Voluntary Salary & Incentive Deferral	$184,468	$36,015	$77,649	$0	$2,058,007
	Total	$184,468	$198,782	$192,483	$0	$8,606,549

1
Represents voluntary short term incentive deferrals for Messrs Jadin and Howard. These contributions were disclosed as part of salary or non-equity incentive plan compensation in the 2014 Summary Compensation Table.

2
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of PST contribution to approximately 215 employees (including all NEOs) who would be subject to contribution limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Ryan, Jadin, and Macpherson, this represents the Company SPSP contribution. For Mr. Carruthers, this represents the Company contribution to the AGI Notional Account Plan. These contributions were disclosed as part of "All Other Comp." in the 2014 Summary Compensation Table.

For Messrs. Jadin and Howard, this represents make-whole contributions to the SPSPs that would otherwise have been made had they not voluntarily deferred salary in 2014.

3
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Mr. Jadin, earnings on voluntary deferrals. Investment choices for any officer, including an NEO, who elects to defer salary and/or bonus may be made only from the same investment funds
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 53

  available to all employees under the Company's profit sharing plan. The rate of return on the individual accounts (positive or negative) is a function of the participant-selected investment funds.

  Messrs. Jadin and Howard and other officers voluntarily participated in this plan in 2014. None of the amounts reported in this column are reported in the 2014 Summary Compensation Table.

4
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Messrs. Jadin, and Howard, year-end balances for their voluntary deferral accounts. Messrs. Ryan, and Howard each have 20,000 vested, deferred RSUs outstanding.

14.  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  The Company does not maintain any employment agreements with its executives.

Change in Control—Equity Plans

Under the terms of the Company's 2001 Long-Term Incentive Plan, 2005 Incentive Plan, and 2010 Incentive Plan, as amended, a change in control generally results in the following:

  ▪
  Accelerated vesting of any unexercised stock options, whether or not exercisable on the date of such change in control;

  ▪
  Accelerated vesting of unvested RSU awards; and

  ▪
  Settlement of performance share awards in common stock equal to 100 percent of the executive's performance share target.

As proposed in the 2015 Incentive Plan, vesting for all future awards will require a double trigger in order to accelerate vesting (both a change in control occurs and involuntary termination of employment within one year of the change in control).

Change in Control Agreements

The Company has 2x Change in Control Agreements (CIC Agreements) with a number of executives. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

  ▪
  The Company's CIC Agreements are "double-trigger" arrangements that require both a change in control of the Company and within the following two-year period: (a) the Company terminates the executive's employment other than for cause, or (b) the executive terminates employment for good reason (for example, because the Company reduced the executive's authority or aggregate benefits). Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment generally equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

  ▪
  The Company has committed that only 10 positions will be eligible for CIC Agreements in the future. Existing agreements remain in place.

Deductibility of Executive Compensation; Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to the Company's NEOs. Compensation that qualifies as "performance-based" compensation is not subject to the deductibility limit. A Company objective is to attempt to maximize the

54 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Awards under the annual incentive plan in which the NEOs participate, gains on exercises of stock options, and shares received as the result of performance share awards are considered to be "performance-based" compensation not subject to the Section 162(m) deductibility limit. Awards of RSUs are not exempt from the Section 162(m) deductibility limit and all or a portion of these awards may be nondeductible when the awards vest. While the tax treatment applicable to the Company's compensation programs was taken into account in designing those programs, it was not a significant consideration. The Company does not time the grant of long-term incentive awards in respect of the release of material, non-public information nor for the purpose of affecting the value of executive compensation.

Upon vesting, settlement, or maturity, equity awards under the 2010 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, but it is adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of our long-term incentive program, it was not a material consideration.

15.  Compensation Recoupment Policy (Clawbacks)

The Company has an expanded executive compensation recoupment policy (or clawback) for equity and annual incentive payments made to officers. The Company can recover incentive compensation (cash or equity) that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud. The policy also permits the recovery of all or a portion of any incentive compensation in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. In addition, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited, and in certain circumstances, the executive must return vested shares and/or gains from disposition of shares to the Company. Recoveries under these provisions can extend back for three years.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company's rights to recover compensation under this policy.

Termination

The Company does not have employment contracts and does not maintain severance programs for its executives. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

  ▪
  Age 60;

  ▪
  Age 55 and 20 years of service; or
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 55

  ▪
  25 years of service.

Mr. Ryan is the only NEO who is currently retirement-eligible.

The Company provides the following upon retirement for all employees, including NEO's:

  ▪
  Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

  ▪
  In the year of retirement, a fraction of the stock option award received in the year of retirement vests based on the number of months the executive worked that year;

  ▪
  Settlement of performance shares occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period multiplied by the prorated portion of the performance period completed;

  ▪
  Cash payments equal to account balances under the Profit Sharing Trust, any supplemental profit sharing program, and the 2004 Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans; and

  ▪
  Reduced life insurance benefits.
56 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon a termination or change in control of the Company. The amounts shown below assume that such termination or change in control was effective as of December 31, 2014 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

Other Potential Post-Employment Payments

Ryan, James T.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[9] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$6,172,977

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards	$0	$0	$0	$0	$0	$0	$0

Restricted Stock Units

Unvested and Accelerated Awards[2]	$0	$0	$0	$5,097,800	$5,097,800	$5,097,800	$5,097,800

Performance Shares

Unvested and Accelerated Awards[3]	$0	$0	$1,541,745	$1,541,745	$1,541,745	$4,625,234	$4,625,234

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[4]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[5]	$0	$0	$500,297	$0	$0	$0	$36,426

Life Insurance and Death Benefit Payout[6]	$0	$0	$1,299,289	$10,407,571	$0	$0	$1,637,060

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up7	$0	$0	$0	$0	$0	$0	$0

Outplacement[8]	$0	$0	$0	$0	$0	$0	$169,350

Total	$0	$0	$3,341,331	$17,047,116	$6,639,545	$9,723,034	$17,738,846

1.
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2.
Mr. Ryan has one grant of unvested restricted stock units as of December 31, 2014.

3.
In the event of retirement, death or disability, Mr. Ryan is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Ryan was employed by the Company during the performance period.

4.
Mr. Ryan does not have any unvested profit sharing amounts as of December 31, 2014.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 57

5.
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor. In addition, Mr. Ryan has accumulated Company subsidy value towards his purchase of retiree medical.

6.
Upon death, Mr. Ryan's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit under the frozen EDBP. The amount in the table is based on a 6.0% discount rate and assumed mortality of age 80. Upon a change in control, he would receive the present value, but based on the Applicable Federal Rate of 3.32%.

7.
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

8.
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Ryan with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

9.
Mr. Ryan has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2014.
58 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Jadin, Ronald L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$3,095,237

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$1,232,418	$1,232,418	$1,232,418	$1,232,418

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$2,548,900	$2,548,900	$2,548,900	$2,548,900

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$428,895	$428,895	$1,286,685	$1,286,685

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$36,426

Life Insurance and Death Benefit Payout[7]	$0	$0		$5,218,535	$0	$0	$764,770

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$103,275

Total	$0	$0		$9,428,748	$4,210,213	$5,068,002	$9,067,710

1.
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2.
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3.
Mr. Jadin has one grant of unvested restricted stock units as of December 31, 2014.

4.
In the event of retirement, death or disability, Mr. Jadin is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Jadin was employed by the Company during the performance period. Mr. Jadin, however, is not retirement eligible as of December 31, 2014.

5.
Mr. Jadin does not have any unvested profit sharing amounts as of December 31, 2014.

6.
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7.
Upon death, Mr. Jadin's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8.
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9.
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Jadin with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10.
Mr. Jadin is not eligible for retirement under the Company's retirement plan as of December 31, 2014.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 59

Macpherson, Donald G.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,980,598

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$1,084,998	$1,084,998	$1,084,998	$1,084,998

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$5,097,800	$5,097,800	$5,097,800	$5,097,800

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$670,870	$670,870	$2,012,611	$2,012,611

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$36,426

Life Insurance and Death Benefit Payout[7]	$0	$0		$5,025,256	$0	$0	$1,743,200

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$99,450

Total	$0	$0		$11,878,924	$6,853,668	$8,195,409	$13,055,083

1.
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2.
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3.
Mr. Macpherson has one grant of unvested restricted stock units as of December 31, 2014.

4.
In the event of retirement, death or disability, Mr. Macpherson is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Macpherson was employed by the Company during the performance period. Mr. Macpherson, however, is not retirement eligible as of December 31, 2014.

5.
Mr. Macpherson does not have any unvested profit sharing amounts as of December 31, 2014.

6.
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7.
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8.
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9.
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10.
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2014.
60 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Carruthers, Court D.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$3,475,354

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$1,084,998	$1,084,998	$1,084,998	$1,084,998

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$670,870	$670,870	$2,012,611	$2,012,611

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$31,353

Life Insurance and Death Benefit Payout[7]	$0	$0		$3,491,134	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$87,278

Total	$0	$0		$5,247,002	$1,755,868	$3,097,609	$6,691,594

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Carruthers does not have any unvested restricted stock as of December 31, 2014.

4
In the event of retirement, death or disability, Mr. Carruthers is entitled to receive in settlement of performance shares, a number of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Carruthers was employed by the Company during the performance period. Mr. Carruthers, however, is not retirement eligible as of December 31, 2014.

5
Mr. Carruthers does not have any retirement amounts as of December 31, 2014.

6
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Carruthers' survivors shall receive a basic life insurance benefit of $1,745,567. In the event of death as a result of an accident, the death benefit is doubled.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Carruthers with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Carruthers is not eligible for retirement under the Company's retirement plan as of December 31, 2014.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 61

Howard, John L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,732,731

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$749,435	$749,435	$749,435	$749,435

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$295,672	$295,672	$887,017	$887,017

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$36,426

Life Insurance and Death Benefit Payout[7]	$0	$0	$606,512	$4,607,355	$0	$0	$754,914

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$96,390

Total	$0	$0	$606,512	$5,652,462	$1,045,107	$1,636,452	$5,256,913

1.
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except for in the event of a change in control termination without cause or with good reason.

2.
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

3.
Mr. Howard does not have any unvested restricted stock as of December 31, 2014.

4.
In the event of retirement death or disability, Mr. Howard is entitled to receive in settlement of performance shares, a number of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Howard was employed by the Company during the performance period. Mr. Howard, however, is not retirement eligible as of December 31, 2014.

5.
Mr. Howard does not have any unvested profit sharing amounts as of December 31, 2014.

6.
The health and welfare benefits value upon Change In Control and Termination without Cause or with Good Reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7.
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.25%.

8.
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9.
In the event of a change in control termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10.
Mr. Howard is not eligible for retirement under the Company's retirement plan as of December 31, 2010. Mr. Howard has met the early retirement eligibility requirements for the Executive Death Benefit Plan.
62 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Equity Compensation Plans

This table contains information as of December 31, 2014 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights		Weighted-average exercise price of outstanding stock options, warrants, and rights		Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	3,433,925	[1]	$149.01	[2]	1,457,254	[3]

Equity compensation plans not approved by shareholders	0		N/A		0

Total	3,433,925		$149.01		1,457,254

1
Includes an aggregate of 610,876 restricted stock units that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 157,088 director's stock units to be settled upon each director's retirement. Additionally, includes 25,283 and 31,953 performance shares which will vest at the end of fiscal 2015 and 2016, respectively, only if the average ROIC performance over the three-year period from 2013 through 2015 and 2014 through 2016, respectively, is greater than or equal to 18%. In addition, includes 25,921 performance shares which vested at the end of fiscal 2014 and will settle in 2015.

2
Weighted-average exercise price of outstanding stock options; excludes restricted stock units, performance shares, and director's stock units.

3
Represents shares of common stock authorized for issuance under the 2010 Incentive Plan (2010 Plan) in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock and other stock-based awards. Under the 2010 Plan, shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, director's stock units, or other stock based awards) count against the 2010 Plan's share authorization at a rate of 2.66-to-1, while shares issued as stock options or stock appreciation rights count against the share authorization at a rate of 1-to-1.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 63

Transactions with Related Persons

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the Board Affairs and Nominating Committee to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

64 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Proposal to Ratify the Appointment of Independent Auditor

The Audit Committee of the Board of Directors has approved, subject to shareholder ratification at the meeting, the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2015. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

The Board recommends a vote FOR the proposal to ratify the appointment of independent auditor.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 65

Proposal to Consider and hold an Advisory Vote on the Compensation of Grainger's Named Executive Officers

The Company is asking its shareholders for their non-binding advisory approval of the compensation of its Named Executive Officers (Say on Pay) as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement in accordance with the Securities and Exchange Commission rules.

As described in detail under "Compensation Discussion and Analysis," the Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value. The Company sets target compensation for the Named Executive Officers to approximate the market median of compensation at companies of similar size and complexity. Employees at all levels of the Company, including its executives, are provided clear incentives to grow the business (Sales Growth) while achieving investment returns (Return on Invested Capital or ROIC) for the Company's shareholders. The compensation program is structured to significantly reward long-term performance while not encouraging excessive risk taking. Please read the "Compensation Discussion and Analysis" beginning on page 30 for additional details about the compensation of the Named Executive Officers.

This Say on Pay vote is intended to address the compensation of the Named Executive Officers as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement as a whole rather than any specific item or amount of executive compensation.

We are asking our shareholders to vote "FOR" the following advisory resolution at the Company's 2015 annual meeting:

    "Resolved, that the compensation of the Company's Named Executive Officers, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative is hereby approved by the Company's shareholders."

This advisory vote on the compensation of the Company's Named Executive Officers is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

This Say on Pay vote is advisory and non-binding on the Company, our Board of Directors and the Compensation Committee of the Board. However, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of this Say on Pay vote when making future compensation decisions regarding the Company's Named Executive Officers.

The Board of Directors recommends a vote FOR the approval of the advisory resolution on the compensation of the Company's Named Executive Officers.
66 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Proposal to Approve the W.W. Grainger, Inc. 2015 Incentive Plan

On February 27, 2015, the Board adopted the W.W. Grainger, Inc. 2015 Incentive Plan ("2015 Plan"), subject to approval of Grainger's shareholders. A copy of the 2015 Plan is attached as Appendix B to this proxy statement. The 2015 Plan will be the plan used for future awards, in place of Grainger's 2010 Incentive Plan (the "2010 Plan").

The Board believes that the 2015 Plan will be an important part of Grainger's overall compensation program. The 2015 Plan will enable Grainger to provide competitive levels of compensation needed to attract and retain high-quality executives, managers, employees, and nonemployee directors, and to strengthen the alignment with Grainger's shareholders.

Key Highlights of the 2015 Plan

Plan Administrator	Compensation Committee
Award Types	Incentive stock options, non-qualified stock options, stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance shares, performance units, other stock-based awards and cash-based awards, or any combination of the foregoing, as determined by the Compensation Committee of the Board.
Effective Date	April 29, 2015 (subject to shareholder approval).
Plan Term	Ten (10) years (subject to earlier termination by the Board).
Eligibility	All employees and nonemployee directors are eligible to receive awards under the 2015 Plan and the Compensation Committee shall select recipients for awards under the 2015 Plan from among such eligible people.
Estimated Number of Eligible Employees	24,000
2015 Plan Share Authorization	3,000,000 shares of common stock with a limit of 1,000,000 shares that can be issued as Full Value Awards.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 67

Best Practices Incorporated in the 2015 Plan

The 2015 Plan incorporates the following best practices:

Limit on Full Value Awards	The 2015 Plan places a limit of 1.0 million shares that can be granted as Full Value Awards (awards other than stock options or SARs that are settled by the issuance of shares).
No repricing or exchanging stock options or SARs without shareholder approval	The 2015 Plan prohibits the repricing or exchanging of stock options and SARs unless shareholders approve such action. The 2015 Plan also prohibits the cash buyout or the grant of new awards in substitution of stock options and SARs where the exercise price is less than fair market value.
No discounted options or SARs, except in the case of mergers and acquisitions to maintain existing structure of awards	Stock options and SARs must be granted with an exercise price equal to or greater than the fair market value of the shares on the date of grant, except for those issued in substitution of outstanding awards in the context of mergers and acquisitions.
No reloads	The 2015 Plan prohibits the granting of reload stock options.
No liberal share counting	The 2015 Plan prohibits "liberal" share counting provisions, such as counting only the net number of shares issued upon exercise of a SAR, or adding back shares withheld to satisfy taxes or tendered to pay the exercise price of a stock option.
Double trigger Change in Control Vesting	Generally, the vesting of awards under the 2015 Plan will not be accelerated solely due to the occurrence of a change in control, provided that the Compensation Committee determines, prior to the change in control, that awards will be honored or assumed by any successor or replaced with substantially equivalent awards. Such replacement awards must provide for acceleration of vesting for certain terminations of employment within a period of 12 months after the date of the change in control, unless an agreement between the Company and a participant calls for a longer protection period.
Material amendments require shareholder approval	No amendment to the 2015 Plan may be made without shareholder approval if shareholder approval is required by law, or stock exchange rule. Currently, the New York Stock Exchange would require shareholder approval of amendments to: (1) materially increase in the number of shares available under the plan; (2) expand the types of awards under the plan; (3) materially expand the class of employees, directors or other service providers eligible to receive awards under the plan; (4) materially change the method of determining the exercise price of stock options under the plan; and, (5) delete or limit any provision prohibiting the repricing of stock options.
Administered by an Independent Committee	The 2015 Plan is administered by the Compensation Committee whose members are all independent directors.
No current dividends on performance-based awards	The 2015 Plan prohibits dividends to be paid on unvested performance shares.
Awards subject to forfeiture/clawback	The 2015 Plan makes awards subject to the Company's clawback policy, which is described further in this proxy statement.

Description of the 2015 Plan

The 2015 Plan provides Grainger the ability to use equity-based awards to attract, retain and motivate its employees of Grainger and its affiliates and directors of Grainger. These awards help align employees and directors with Grainger's financial success and will encourage them to devote their best efforts to Grainger's business over the long term. As a result, these awards help advance and align the interests of Grainger and its shareholders.

68 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

The 2015 Plan will become effective upon shareholder approval and will terminate ten years later unless terminated sooner.

A summary of the material features of the 2015 Plan is provided below, but does not replace or modify the terms of the 2015 Plan document which is attached as Appendix B to this proxy statement.

2015 Plan Share Authorization

The maximum number of shares of common stock authorized to be granted under the 2015 Plan is three million (3,000,000), which shall consist of new or treasury shares. The 2015 Plan places a limit of one million (1,000,000) on the number of shares that can be granted as Full Value Awards. Also available for awards under the 2015 Plan will be the number of shares subject to awards granted and outstanding under the Prior Plans (2010 Incentive Plan, 2005 Incentive Plan as amended July 26, 2006, 2001 Long Term Stock Incentive Plan, and 1990 Long Term Stock Incentive Plan) that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, vested shares). If the 2015 Plan is approved by shareholders, no additional awards will be made after the date of its approval under any of the Prior Plans, though awards previously granted under the Prior Plans will remain outstanding in accordance with their terms.

Shares are counted against the authorization when granted. However, if awards terminate by expiration, forfeiture, cancellation, or otherwise are settled in cash in lieu of shares, or exchanged for awards not involving shares, then the number of shares underlying such awards shall again be available for grant under the 2015 Plan.

Full Value Awards that vest based on continuous service will have a minimum vesting schedule that is no more rapid than annual prorated vesting over a three-year period and Full Value Awards that vest based on performance goals will have a performance period of at least 12 months. Up to 5 percent of the 2015 Plan's share authorization may be issued as Full Value Awards without regard to this restriction.

Sizing the 2015 Plan's Share Authorization

In determining the share authorization for the 2015 Plan, the Board and Compensation Committee reviewed the Company's current and proposed equity dilution from equity plans (set forth below), the Company's historical use of equity awards, including our run rate (set forth below), and projections regarding possible future equity grants assuming that the 2015 Plan is approved by shareholders and that the types of our equity grants remain consistent with historic equity grants. The Board and Compensation Committee determined that it would be in the Company's best interests to seek shareholder approval of a share authorization that is likely to last at least five years assuming that future equity awards would be consistent with our historic grant practices (assuming stock price and employees and executives remain stable and no significant hirings or promotions are necessary). Consequently, the Board and Compensation Committee determined that a share authorization of 3,000,000 shares would best enable the Company to accomplish this objective.

Equity Dilution of Incentive Plans

The following table sets forth the number of shares authorized for future issuance along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding on December 31, 2014.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 69

Upon shareholder approval of the 2015 Plan, there will be no new shares granted from the 2010 Plan or other Prior Plans, even if shares remain available under the 2010 Plan or other Prior Plans.

Share Authorization

	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding

Shares authorized for future awards under the 2010 Plan and other Prior Plans	0	0%

Requested shares available in the 2015 Plan	3.0 million plus up to 4.3 million shares underlying awards outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares)	10.68%

Total Shares authorized for future awards after approval of the 2015 Plan	3.0 million plus up to 4.3 million shares underlying awards outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares)	10.68%

The equity overhang, or the percentage of outstanding shares represented by all stock incentives awarded and those available for future awards pursuant to the 2015 Plan and all Prior Plans was 9.65% (calculated as all shares issuable upon exercise of outstanding stock options and vesting of outstanding restricted stock and restricted stock units plus shares available for future awards divided by (a) basic common shares outstanding + (b) shares in the numerator).

Actual future equity dilution will be impacted by the following factors:

  ▪
  The number and types of awards that are actually granted under the 2015 Plan.

  ▪
  The number of awards that are actually earned/paid out for performance-based awards—the calculation above assumes all performance-based awards are earned at target.

  ▪
  The extent to which the Company conducts share buybacks, which mitigate potential equity dilution.

The following table sets forth information regarding outstanding stock options, restricted stock, restricted stock units, and performance share units as of December 31, 2014.

Outstanding Awards as of December 31, 2014

Stock Options				Non-Vested

Range of Exercise Prices	# Outstanding	Weighted-Average Exercise Price	Weighted-Average Remaining Years of Contractual Life	Restricted Stock, Restricted Stock Units and Performance Share Units

$52.29 - $78.86	308,141	$70.19	1.55 years

$81.49 - $85.82	562,045	$83.27	3.64 years

$102.26 - $124.93	392,796	$107.31	5.29 years

$149.02 - $204.24	734,000	$176.61	6.36 years
$235.15 - $262.14	585,822	$246.93	8.49 years

TOTAL	2,582,804	$149.01	4.29 years	1,773,289

70 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Run Rate

The Company makes equity awards at market competitive levels to ensure that the overall compensation program attracts, retains and motivates our employees. Run rate is generally calculated as (a) all stock options and non-performance restricted stock and restricted stock units granted in a fiscal year + (b) actual performance shares vested in a fiscal year, divided by (c) the number of basic common shares outstanding at the end of that fiscal year.

The following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years, and the average run rate over the last three years.

Run Rate

	FY 2014	FY 2013	FY 2012	3-Year Average

(A) Stock options granted	257,693	348,054	404,111	336,619

(B) Service-based restricted stock and restricted stock units granted	111,895	149,125	164,438	141,819

(C) Actual performance-based restricted stock, restricted stock units and performance shares earned	32,194	31,553	28,639	30,795

(D) Weighted average basic common shares outstanding for fiscal year	68,334,322	69,455,507	69,811,881	69,200,570

Run Rate [(A+B+C)/D]	0.59%	0.76%	0.86%	0.74%

Forecasted Share Usage

If shareholders approve the 2015 Plan, we currently anticipate that the number of shares approved for the 2015 Plan will meet our expected needs through 2020. We will next be required under Internal Revenue Code Section 162(m) to submit our plan to shareholders for approval in 2020. In determining the projected share utilization, the Committee considered a forecast that included the following factors:

  ▪
  If approved by shareholders, no more than 3.0 million shares would be available for grant under the 2015 Plan, plus any of the shares underlying awards outstanding under the Prior Plans that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares);

  ▪
  Forecasted future grants (based on historical grant practices);

  ▪
  Increased share requirements for new hires and promotions, as we expand our business; and

  ▪
  Estimated future cancellations of awards that increase the number of shares available for grant under the 2015 Plan (also based on our past experience).

We anticipate that we will need to request shareholder approval to increase the number of shares available for issuance under the 2015 Plan at our annual meeting of shareholders in 2020. However, future circumstances and changes in our business needs may require us to make a request sooner or later than that meeting.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 71

Participant Award Limits

The 2015 Plan imposes annual per-participant award limits as follows:

Award(s)	Plan Year Limit

Stock Options/SARs	600,000 shares
Restricted Stock and Restricted Stock Units	200,000 shares
Performance Shares and Performance Units	200,000 shares or value of 200,000 shares
Cash-Based Awards	$6,000,000
Other Stock-Based Awards	200,000 shares
Nonemployee Director Awards	10,000 shares each nonemployee director, and 250,000 shares in the aggregate for the term of the 2015 Plan

The number of shares that may be issued or subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee of the Board (the "Compensation Committee" or "Committee") to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.

Administration

The Compensation Committee is responsible for administering the 2015 Plan and has the discretionary power to interpret the terms and intent of the 2015 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Grainger officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) to be recipients of awards.

Eligibility

Employees of Grainger and its affiliates and/or subsidiaries and nonemployee directors of Grainger who are selected by the Compensation Committee are eligible to participate in the 2015 Plan. There are currently approximately 24,000 eligible employees, and ten eligible nonemployee directors.

Types of Awards

The 2015 Plan provides that the Compensation Committee may grant awards of various types. A description of each of the types of awards follows.

Stock Options.    The Committee may grant both incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") under the 2015 Plan. Eligibility for ISOs is limited to employees of Grainger and its corporate subsidiaries (determined under IRS rules). The exercise price for options cannot be less than the fair market value of Grainger common stock as of the date of grant. The latest expiration date cannot be later than the tenth (10th) anniversary of the date of grant. Fair market value under the 2015 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The Company's current practice is to determine the fair market value as the closing price on the date of the grant. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Committee, including by means of a broker-assisted exercise.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") under the 2015 Plan either alone or in tandem with stock options. The grant price of a SAR

72 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

cannot be less than the fair market value of Grainger common stock as of the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth (10th) anniversary of the date of grant.

Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive from Grainger shares of common stock, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.

Restricted Stock and Restricted Stock Units.    The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividend and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.

Performance Share and Performance Unit Awards.    Performance share and performance unit awards may be granted under the 2015 Plan. Performance shares will have an initial value that is based on the fair market value of the stock as of the date of grant. Performance unit awards will have an initial value that is determined by the Committee. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be established on an absolute or relative basis, and may be based on increases or decreases relative to a prior period. The performance goals for performance share and performance unit awards and any other awards granted under the 2015 Plan that are intended to constitute "qualified performance-based compensation" for purposes of Internal Revenue Code Section 162(m) will be based upon one or more of the following:

Financial Metrics:

  ▪
  Net sales or revenue growth;

  ▪
  Return measures (including, but not limited to return on invested capital, assets, capital, equity, sales);

  ▪
  Gross profit margin;

  ▪
  Operating expense ratios;

  ▪
  Operating expense targets;

  ▪
  Productivity ratios;

  ▪
  Operating income;

  ▪
  Gross or operating margins;

  ▪
  Earnings before or after taxes, interest, depreciation and/or amortization;

  ▪
  Net earnings or net income (before or after taxes);

  ▪
  Earnings per share;
2015 PROXY STATEMENT	W.W. GRAINGER, INC. 73

  ▪
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  ▪
  Working capital targets;

  ▪
  Capital expenditures;

  ▪
  Share price (including, but not limited to, growth measures and total shareholder return);

  ▪
  Appreciation in the fair market value or book value of the common stock;

  ▪
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

  ▪
  Total stockholder return;

  ▪
  Debt to equity ratio / debt levels; and

  ▪
  Inventory control / efficiency.

Non-financial Metrics:

  ▪
  Customer satisfaction / service (relative improvement);

  ▪
  Market share;

  ▪
  Employee satisfaction / engagement;

  ▪
  Employee retention / attrition;

  ▪
  Safety; and

  ▪
  Diversity.

The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in management's discussion of financial condition and results of operations appearing in Grainger's annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Generally, awards may be paid in the form of cash, shares of common stock, or in any combination, as determined by the Committee.

Covered Employee Annual Incentive Awards.    The Compensation Committee may designate persons who are or may become covered employees (within the meaning of Section 162(m) of the Code) who will receive an annual incentive award based on a percentage of an incentive pool. The incentive pool is equal to 5 percent (5%) of Grainger's pre-tax earnings for the year. The Committee will allocate the pool among the covered employees designated by the Committee; however, no covered employee can receive more than 100 percent (100%) of the incentive pool, and the sum of the incentive pool percentages for all covered employees cannot exceed 100 percent (100%) of the total pool. The Committee cannot adjust these awards upward in any way for any covered employee,

74 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

including as a result of the reduction of any other person's percentage, but retains the discretion to adjust the awards downward.

Other Stock-Based Awards.    The Compensation Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of each other stock-based award shall be determined by the Committee. Payment under any other stock-based award will be made in shares of common stock or cash, as determined by the Committee.

Cash-Based Awards.    The Compensation Committee may grant cash-based awards under the 2015 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are consistent with the terms of the 2015 Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Committee's discretion, either in cash or by the delivery of shares of common stock.

Dividend Equivalents

Unless otherwise provided by the Compensation Committee, dividend equivalents shall be granted for each Full Value Award not entitled to dividends based on the dividends declared on shares of common stock that are subject to such Full Value Award, to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award is exercised, vests or expires. Notwithstanding the foregoing, if any award for which dividend equivalents have been granted has its vesting at grant dependent upon the achievement of one or more performance reasons, then the dividend equivalents shall accrue and only be paid to the extent the award vests. Such dividend equivalents shall be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may dividend equivalents be granted for any stock option or SAR.

Termination of Employment

The Compensation Committee will determine how each award will be treated following termination of the holder's employment with or service for Grainger and its affiliates, including the extent to which unvested portions of the award will be forfeited and the extent to which stock options, SARs, or other awards requiring exercise will remain exercisable.

Treatment of Awards Upon a Change in Control

The occurrence of a "change in control" of Grainger, as defined in the 2015 Plan, will not result in the acceleration of the vesting of awards under the 2015 Plan provided that the Compensation Committee determines, prior to the change in control, that the awards will be honored or assumed by any successor or converted into an equivalent award having the same remaining vesting period and term. Any such converted awards must include terms generally equivalent to those of the original awards and also provide for accelerated vesting if the Participant is terminated without Cause (as defined in the 2015 Plan) or terminates employment for Good Reason (as defined in the 2015 Plan) within a period of one year after the change in control (unless a greater period is provided in an agreement between the participant and the Company). However, if the Compensation Committee does not make such determination in connection with the change in control transaction, then any outstanding option or SAR shall become fully exercisable, and any outstanding restricted stock, restricted stock units, other stock-based awards, or other award that was forfeitable shall become non-forfeitable and fully vested, and, to the extent applicable, shall be converted into shares of Grainger common stock. Any payout or conversion of a performance-based award shall be calculated assuming performance was "at target" for the applicable performance period.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 75

Treatment of Awards Upon Disposition of a Facility or Operating Unit

If Grainger or any of its affiliates closes or disposes of a facility or operating unit or sells or otherwise disposes of a subsidiary, or reduces or eliminates ownership interests in any operating unit to a level that does not exceed 50%, then with respect to awards held by participants employed at the facility, unit, or subsidiary, the Committee may, but need not, to the extent consistent with Section 409A of the Internal Revenue Code of 1986 as amended ("Code") (if applicable), (i) accelerate the exercisability of the awards, (ii) remove any restrictions applicable to the awards, and/or (iii) extend for up to five years the period during which the awards may be exercised (or, if earlier, the original expiration date of the award), in each case with respect to awards held by participants who will no longer be employees.

Amendment of Awards or 2015 Plan, and Adjustment of Awards

The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the 2015 Plan or any outstanding award in whole or in part. No amendment of the 2015 Plan will be made without shareholder approval if shareholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2015 Plan.

Additional Provisions

Under no circumstances may a participant transfer a NQSO or a SAR for consideration. Neither ISOs nor, except as the Compensation Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an ISO and NQSO, and except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

If provided in the award agreement, a participant's rights to an award may be subject to reduction, cancellation, forfeiture, or recoupment upon specified events, such as breach of noncompetition, non-solicitation, or confidentially provisions or other requirements consistent with protecting the interests of the shareholders and Grainger and its affiliates.

Generally deferrals of compensation, as defined under Code Section 409A, are not permitted under the 2015 Plan. However, the Committee may permit a participant to defer compensation received under the 2015 Plan in accordance with the requirements of Code Section 409A.

To comply with the laws in other countries in which Grainger or its affiliates and/or subsidiaries operate or may operate or have employees or directors, the Committee may establish subplans under the 2015 Plan and modify the terms of the awards made to such employees and directors.

Nonemployee Director Awards

The 2015 Plan will also be used to grant equity awards to nonemployee directors, so that they too will develop a sense of proprietorship and personal involvement in the development and financial success of Grainger and so that their interests will be more closely aligned with those of Grainger's shareholders.

No more than 250,000 shares in total may be issued to nonemployee directors, and no nonemployee director may receive an award for more than 10,000 shares in any calendar year.

Nonemployee directors can be granted any of the awards available under the 2015 Plan except ISOs, which are only available for employees. The Board shall from time to time determine the nature and number of awards to be granted to nonemployee directors.

76 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

New Plan Benefits

The future benefits or amounts that would be received under the 2015 Plan by executive officers, nonemployee directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2015 Plan had been in effect cannot be determined.

Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the issuance and receipt of stock options under the 2015 Plan under the law in effect on the date of this proxy statement. The summary does not intend to cover all federal employment tax or other federal tax consequences that may be associated with the 2015 Plan, nor does it cover state, local, or non-U.S. taxes.

Qualified or Incentive Stock Options ("ISOs")

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two (2) years from the date of grant or within one (1) year after exercise results in ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by Grainger as compensation. Any additional gain recognized in the disposition is treated as a capital gain for which Grainger is not entitled to a deduction.

Nonqualified Stock Options ("NQSOs") and Stock Appreciation Rights ("SARs")

In general, in the case of a NQSO or SAR, the holder has no taxable income at the time of grant but realizes income in connection with exercise of the option or SAR in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price or SAR "strike" price. The same amount is deductible by Grainger as compensation, provided that income taxes are withheld from the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Grainger is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as a NQSO.

Other

Awards under the 2015 Plan may be subject to tax withholding. Where an award results in income subject to withholding, participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld. Otherwise, Grainger may require the participant to remit the necessary taxes to Grainger.

In general, under Code Section 162(m), remuneration paid by a public corporation to its chief executive officer or any of its other top three named executive officers (excluding the CFO), ranked by pay, is not deductible to the extent it exceeds one million dollars ($1,000,000) for any year. Taxable payments or benefits under the 2015 Plan may be subject to this deduction limit. However, under Code Section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder-approved plans and that meet certain other requirements, is exempt from the deduction limitation. The 2015 Plan has been designed so that the Committee in its discretion may grant qualifying exempt performance-based awards under the 2015 Plan.

Under the "golden parachute" provisions of the Code, the accelerated vesting of stock options, restricted stock and benefits paid under other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in

2015 PROXY STATEMENT	W.W. GRAINGER, INC. 77

control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional federal excise tax of 20%, and may be nondeductible by the corporation.

The Board of Directors recommends a vote FOR the proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting. Abstentions will have the same effect as votes against the proposal but broker non-votes will not affect the outcome of the vote; provided a quorum is present.

Attachment—Appendix B, "The W.W. Grainger, Inc. 2015 Incentive Plan"

78 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

APPENDIX A

W.W. GRAINGER, INC.

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A director's independence will not be deemed to be impaired by reason of his or her service as an officer, director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. A-1

APPENDIX B

W.W. GRAINGER, INC.

2015 INCENTIVE PLAN

Article 1. Establishment, Purpose, and Duration

1.1    Establishment.    W. W. Grainger, Inc., an Illinois corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the W.W. Grainger, Inc. 2015 Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, and Cash-Based Awards.

This Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of this Plan.    The purpose of this Plan is to attract and retain highly qualified Employees and Directors to advance the interests of the Company by giving Employees and Directors a stake in the Company's future growth and success, to strengthen the alignment of interests of Employees and Directors with those of the Company's shareholders through the ownership of Shares, and to provide additional incentives for Employees and Directors to maximize the long-term success of the Company's business.

1.3    Duration of this Plan.    Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions.

1.4    No More Grants Under Prior Plans.    After the Effective Date, no more grants of awards will be made under the Prior Plans.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    "Affiliate" shall mean any corporation or any other entity (including, but not limited to, a partnership) that is affiliated with the Company through stock ownership or otherwise.

2.2    "Alternative Award" has the meaning set forth in Section 18.1.

2.3    "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

2.4    "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.5    "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-1

granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

2.6    "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7    "Board" or "Board of Directors" means the Board of Directors of the Company.

2.8    "Cause" means, unless otherwise defined in an agreement between the Participant, who is not a Nonemployee Director, and the Company, the occurrence of any one or more of the following actions or failures to act as determined by the Board in its reasonable judgment and in good faith:

  (i)
  embezzlement, fraud, or theft with respect to the property of the Company, an Affiliate or Subsidiary or a conviction for any felony involving moral turpitude or causing material harm, financial or otherwise, to the Company, an Affiliate or Subsidiary;

  (ii)
  habitual neglect in the performance of the Participant's significant duties (other than on account of incapacity due to physical or mental illness or Disability);

  (iii)
  a demonstrably deliberate act or failure to act, including a violation of the rules or policies of the Company, an Affiliate or Subsidiary, which causes a material financial or other loss, damage or injury to the property, reputation or employees of the Company, an Affiliate or Subsidiary; provided, however, that, unless such an act or failure to act was done by Participant in bad faith or without a reasonable belief that Participant's act or failure to act, as the case may be, was in the best interest of the Company, an Affiliate or Subsidiary or was required by applicable law, such act or failure to act shall not constitute Cause if, within twenty (20) days after the Company, an Affiliate or Subsidiary gives Participant written notice of such act or failure to act that specifically refers to this Section, Participant cures such act or failure to act to the fullest extent that is curable;

By determination of the Committee or its designated agent, the Company, an Affiliate or Subsidiary may suspend Participant from his/her duties for a period of up to thirty (30) days with full pay and benefits thereunder during the period of time in which the Board is determining whether to terminate Participant for Cause.

2.9    "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

2.10   "Change in Control" means any one or more of the following events:

  (i)
  the consummation of:

  (a)
  any merger, reorganization, or consolidation of the Company or any Subsidiary with or into any corporation or other Person if Persons who were the beneficial owners (as such term is used in Rule 13d-3 under the Exchange Act) of the Company's common stock and securities of the Company entitled to vote generally in the election of Directors ("Voting Securities") immediately before such merger, reorganization, or consolidation are not, immediately thereafter, the beneficial owners, directly or indirectly, of at least sixty percent (60%) of the then-outstanding common shares and the combined voting power of the then-outstanding Voting Securities ("Voting Power") of the corporation or other Person surviving or resulting from such merger, reorganization, or consolidation (or the parent corporation thereof) in substantially the same respective proportions as their beneficial ownership, immediately before the consummation
B-2 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

      of such merger, reorganization, or consolidation, of the then-outstanding common stock and Voting Power of the Company;

    (b)
    the sale or other disposition of all or substantially all of the consolidated assets of the Company, other than a sale or other disposition by the Company of all or substantially all of its consolidated assets to an entity of which at least sixty percent (60%) of the common shares and the Voting Power outstanding immediately after such sale or other disposition are then beneficially owned (as such term is used in Rule 13d-3 under the Exchange Act) by shareholders of the Company in substantially the same respective proportions as their beneficial ownership of common stock and Voting Power of the Company immediately before the consummation of such sale or other disposition; or

  (ii)
  approval by the shareholders of the Company of a liquidation or dissolution of the Company; or

  (iii)
  the following individuals cease for any reason to constitute a majority of the Directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected Director of the Company whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the Company's Directors then in office whose appointment, election, or nomination for election was previously so approved or recommended or who were Directors on the Effective Date; or

  (iv)
  the acquisition or holding by any person, entity, or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than by any Exempt Person, the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (as such term is used in Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of either the Company's then-outstanding common stock or Voting Power; provided that:

  (a)
  no such person, entity, or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary;

  (b)
  no Change in Control shall be deemed to have occurred solely by reason of any such acquisition if both (x) after giving effect to such acquisition, such person, entity, or group has beneficial ownership of less than thirty percent (30%) of the then-outstanding common stock and Voting Power of the Company and (y) prior to such acquisition, at least two-thirds of the Directors described in paragraph (iii) of this definition vote to adopt a resolution of the Board to the specific effect that such acquisition shall not be deemed a Change in Control; and

  (c)
  no Change in Control shall be deemed to have occurred solely by reason of any such acquisition or holding in connection with any merger, reorganization, or consolidation of the Company or any Subsidiary which is not a Change in Control within the meaning of paragraph (i)(a) above.

Notwithstanding the occurrence of any of the foregoing events, no Change in Control shall occur with respect to any Participant if (x) the event which otherwise would be a Change in Control (or the transaction which resulted in such event) was initiated by such Participant, or was discussed by him with any third party, in either case without the approval of the Board with respect to such Participant's initiation or discussion, as applicable, or (y) such Participant is, by written agreement, a participant on his own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, such Participant has an equity interest (or a right to acquire such equity interest) in the resulting entity.

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-3

2.11   "Change in Control Price" means the price per share on a fully-diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.

2.12   "Change in Control Protection Period" means, unless otherwise defined in an agreement between the Participant and the Company, a period of twelve (12) months following the occurrence of a Change in Control.

2.13   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

2.14   "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.15   "Company" means W.W. Grainger, Inc., an Illinois corporation, and any successor thereto as provided in Article 21 herein.

2.16   "Covered Employee" means any key salaried Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

2.17   "Covered Employee Annual Incentive Award" means an Award granted to a Covered Employee as described in Article 12.

2.18   "Director" means any individual who is a member of the Board of Directors of the Company.

2.19   "Disability" means the absence of Participant from Participant's duties with the Company, an Affiliate or Subsidiary on a full-time basis for a period of time equal to the waiting period under a long-term disability plan of the Company, an Affiliate or Subsidiary that is applicable to Participant, or, if no long-term disability plan is applicable, for more than one hundred eighty (180) days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Participant or Participant's legal representative (such agreement as to acceptability not to be unreasonably withheld or delayed).

2.20   "Dividend Equivalent Right" means the right to receive an amount, calculated with respect to a Full Value Award, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.21   "Effective Date" has the meaning set forth in Section 1.1.

2.22   "Employee" means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently

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determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.23   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.24   "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the date of grant of an Award. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.

2.25   "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

2.26   "Full Value Award" means an Award other than in the form of a NQSO, ISO, or SAR, and which is settled by the issuance of Shares.

2.27   "Good Reason" means, unless otherwise defined in an agreement between the Participant, who is not a Nonemployee Director, and the Company, any one or more of the following:

  (i)
  any material reduction by the Company in the base salary, annual bonus opportunity, or long-term incentive opportunity provided to Participant, or any material reduction by the Company of the aggregate benefits (other than base salary, annual bonus opportunity, or long-term incentive opportunity) provided to Participant; or

  (ii)
  any requirement that Participant be based at any office or location more than fifty (50) miles from the location he/she was based at immediately prior to the Change in Control.

2.28   "Grant Price" means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.29   "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.30   "Insider" shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.31   "Involuntary Termination of Employment/Service" means: (i) if the Participant is an Employee, the Participant's employment shall be terminated by the Company, other than for Cause, death, Disability, or by the Participant for Good Reason, and (ii) if the Participant is a Nonemployee Director, the Participant's service to the Company terminates following a Change in Control not due to a voluntary termination of service (for example, termination of service due to resignation or the Nonemployee Director's decision not to stand for re-election).

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-5

2.32   "New Employer" means a Participant's employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

2.33   "Nonemployee Director" means a Director who is not an Employee.

2.34   "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.35   "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.36   "Option" means an ISO or an NQSO, as described in Article 6, and that is not a reload option, which may not be granted under this Plan.

2.37   "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.38   "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.39   "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.40   "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award that does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.41   "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.42   "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.43   "Performance Share" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance goals have been achieved.

2.44   "Performance Unit" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance goals have been achieved.

2.45   "Period of Restriction" means the period when Restricted Stock, Restricted Stock Units or Other Stock-Based Award are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.46   "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.47   "Plan" means the W.W. Grainger, Inc. 2015 Incentive Plan.

2.48   "Plan Year" means the calendar year.

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2.49   "Pre-Tax Earnings" means earnings before income taxes.

2.50   "Prior Plans" means the Company's 1990 Long Term Stock Incentive Plan, as amended April 28, 2004, 2001 Long Term Stock Incentive Plan, as amended April 28, 2004, 2005 Incentive Plan, as amended July 26, 2006, and 2010 Incentive Plan.

2.51   "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

2.52   "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.53   "Share" means a share of common stock of the Company.

2.54   "Share Authorization" has the meaning set forth in Section 4.1(a).

2.55   "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.56   "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.57   "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).

Article 3. Administration

3.1    General.    The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may consult with attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee.    The Committee shall have full and exclusive discretionary power to conclusively interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 19, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation.    The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-7

delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number and type of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

4.1    Number of Shares Available for Awards.

  (a)
  Share Authorization.    Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under this Plan (the "Share Authorization") shall be:

  (i)
  three million (3,000,000), plus

  (ii)
  Any Shares subject to outstanding awards under the Prior Plans as of the Effective Date (such Shares numbering approximately 4.3 million as of such date) that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).

  (b)
  Limit on Full Value Awards.    No more than one million (1,000,000) Shares of the Share Authorization may be granted as Full Value Awards.

  (c)
  Nonemployee Director Limits.    Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of shares that may be granted to Nonemployee Directors shall be two hundred fifty thousand (250,000) Shares, and no Nonemployee Director may receive Awards subject to more than ten thousand (10,000) Shares in any Plan Year.

  (d)
  Minimum Vesting of Awards.    Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a), any Awards which vest on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Awards which vest upon the attainment of performance goals shall provide for a Performance Period of at least twelve (12) months. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability, retirement, or a Change in Control.

  (e)
  Incentive Stock Option Limit.    The maximum number of Shares of the Share Authorization that may be issued pursuant to Incentive Stock Options under this Plan shall be three million (3,000,000) Shares.

4.2    Share Usage.    Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan; additionally, Shares related to an Award of Restricted Stock that are forfeited shall again be available for grant under this Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Furthermore, any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

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4.3    Annual Award Limits.    Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under this Plan:

  (a)
  Options/SARs.    The maximum aggregate number of Shares subject to Options granted or shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be six hundred thousand (600,000).

  (b)
  Restricted Stock or Restricted Stock Units.    The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be two hundred thousand (200,000).

  (c)
  Performance Shares or Performance Units.    The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one (1) Plan Year shall be two hundred thousand (200,000) Shares, or equal to the value of two hundred thousand (200,000) Shares determined as of the date of vesting or payout, as applicable.

  (d)
  Cash-Based Awards.    The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant in any one (1) Plan Year may not exceed six million dollars ($6,000,000),

  (e)
  Covered Employee Annual Incentive Award.    The maximum aggregate amount awarded or credited in any one (1) Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 12.

  (f)
  Other Stock-Based Awards.    The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be two hundred thousand (200,000).

4.4    Adjustments in Authorized Shares.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, special cash dividend, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall appropriately and equitably substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee shall also make appropriate and equitable adjustments in the terms of any Awards under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

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Article 5. Eligibility and Participation

5.1    Eligibility.    Individuals eligible to participate in this Plan include all Employees and Directors.

5.2    Actual Participation.    Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1    Grant of Options.    Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company, its Affiliates and/or its Subsidiaries (as permitted under Code Section 422).

6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO.

6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant.

6.4    Term of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment.    A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

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6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9    Transferability of Options.

  (a)
  Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

  (b)
  Nonqualified Stock Options.    Under no circumstances may a Participant transfer an NQSO to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

6.10    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

7.1    Grant of SARs.    Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price must be

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-11

at least equal to one hundred percent (100%) of the FMV of the Shares as of the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR.    The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6    Settlement of SAR Amount.    Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.8    Transferability of SARs.    Under no circumstances may a Participant transfer an SAR to another Person for consideration. Subject to the foregoing, and except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under this Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

7.9    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

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Article 8. Restricted Stock and Restricted Stock Units

8.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2    Restricted Stock or Restricted Stock Unit Agreement.    Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Transferability.    Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under this Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5    Voting Rights.    Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-13

Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7    Section 83(b) Election.    The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Shares/Performance Units

9.1    Grant of Performance Shares/Performance Units.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2    Value of Performance Shares/Performance Units.    Each Performance Share shall have an initial value equal to the Fair Market Value of a Share as of the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares/Performance Units that will be paid out to the Participant.

9.3    Earning of Performance Shares/Performance Units.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Shares/Performance Units.    Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of Shares or in cash (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

9.6    Transferability of Performance Shares/Performance Units.    Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under this Plan shall be exercisable during his lifetime only by such Participant.

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Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1    Grant of Cash-Based Awards.    Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2    Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5    Termination of Employment.    The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

10.6    Transferability of Cash-Based and Other Stock-Based Awards.    Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under this Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

Article 11. Performance Measures

11.1    Performance Measures.    The performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

  (a)
  Net sales or revenue growth;

  (b)
  Return measures (including, but not limited to return on invested capital, assets, capital, equity, sales);
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  (c)
  Gross profit margin;

  (d)
  Operating expense ratios;

  (e)
  Operating expense targets;

  (f)
  Productivity ratios;

  (g)
  Operating income;

  (h)
  Gross or operating margins;

  (i)
  Earnings before or after taxes, interest, depreciation, and/or amortization;

  (j)
  Net earnings or net income (before or after taxes);

  (k)
  Earnings per share;

  (l)
  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  (m)
  Working capital targets;

  (n)
  Capital expenditures;

  (o)
  Share price (including, but not limited to, growth measures and total shareholder return);

  (p)
  Appreciation in the fair market value or book value of a share;

  (q)
  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of the capital);

  (r)
  Total stockholder return;

  (s)
  Debt to equity ratio/debt levels;

  (t)
  Customer satisfaction/service (relative improvement);

  (u)
  Market share;

  (v)
  Employee satisfaction/engagement;

  (w)
  Employee retention/attrition;

  (x)
  Safety;

  (y)
  Diversity; and

  (z)
  Inventory control/efficiency.

Any Performance Measure(s) may be used to measure the performance of the Company, Affiliate, and/or Subsidiary as a whole or any business unit of the Company, Affiliate, and/or Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2    Evaluation of Performance.    The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs,

B-16 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

(e) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3    Adjustment of Performance-Based Compensation.    Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4    Committee Discretion.    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Covered Employee Annual Incentive Award

12.1    Establishment of Incentive Pool.    The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to five percent (5%) of the Company's Pre-tax Earnings for this Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one (1) Covered Employee exceed one hundred percent (100%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

12.2    Determination of Covered Employees' Portions.    As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool based upon the percentage established at the beginning of this Plan Year. Each Covered Employee's incentive award shall be determined by the Committee based on the Covered Employee's allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee's allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 13. Nonemployee Director Awards

The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Substitution Awards

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who are about to become Employees, whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-17

result of which such other corporation will become a Subsidiary. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate for the plan to remain consistent with Code Sections 409A, 422 and 424, in whole or in part, to the provisions of the award in substitution for which they are granted.

Article 15. Dividend Equivalent Rights

Unless otherwise provided by the Committee, Dividend Equivalent Rights shall be granted for each Full Value Award not entitled to dividends, to be credited as of dividend payment dates, during the period between the date the Full Value Award is granted and the date the Full Value Award is exercised, vests or expires. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights has been granted has its vesting or grant dependent upon the achievement of one or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.

Article 16. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 17 Rights of Participants

17.1    Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

17.2    Participation.    No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

17.3    Rights as a Shareholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

B-18 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

Article 18. Change in Control

18.1    Alternative Awards.    Notwithstanding Section 18.2, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Period of Restriction, or settlement or other payment shall occur with respect to any outstanding Award, if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed, or substituted Award being hereinafter referred to as an "Alternative Award") by the New Employer provided that any Alternative Award must:

  (i)
  if substituted for an Award based on the value of a share, be based on shares of common stock that are traded on an established U.S. securities market;

  (ii)
  provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms, and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

  (iii)
  if granted in relation to a Performance Share, Performance Unit, or other performance-based award outstanding under this Plan, be: (a) based on achieving the target performance level for such Award, and (b) a time-based vesting restricted stock or restricted stock unit having a vesting period substantially equivalent to the applicable remaining Performance Period for such Award;

  (iv)
  have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

  (v)
  have terms and conditions which provide that in the event that the Participant suffers an Involuntary Termination of Employment/Service or terminates for Good Reason during the Change in Control Protection Period any conditions on the Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be.

18.2    Accelerated Vesting and Payment.

  (a)
  In General.    Unless the Committee otherwise determines in the manner set forth in Section 18.1, upon the occurrence of a Change in Control, (i) all Options and SARs shall become exercisable, (ii) the Period of Restriction on all Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse immediately prior to such Change in Control, (iii) Shares underlying Awards of Restricted Stock Units, and Other Stock-Based Awards shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, (iv) at the discretion of the Committee (as constituted immediately prior to the Change in Control) each such Option, SAR, Restricted Stock Unit, and/or Other Stock-Based Award shall be cancelled in exchange for an amount equal to the product of (A)(i) in the case of Options and SARs, the excess, if any, of the product of the Change in Control Price over the Option Price or Grant Price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the Participant or by which the amount ultimately to be paid to the Participant is reduced. Notwithstanding the foregoing, the Committee may, but need not, in its sole and absolute discretion, determine that the value for Options and SARs for purposes of the prior subsection (iv) may be determined using a stock pricing model, such as the Black-Scholes-Merton model, instead of as the difference between the Change in Control Price and the Option Price or Grant Price.
2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-19

  (b)
  Performance Shares and Performance Units.    Unless the Committee otherwise determines at the time of grant of Performance Shares or Performance Units, in the event of a Change in Control, (A) any Performance Period in progress at the time of the Change in Control for which Performance Shares, or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and (B) all Participants granted such Awards shall be deemed to have the target award opportunity with respect to such Award for the Performance Period in question. Any Performance Shares and Performance Units for which the applicable performance objectives have not been deemed achieved shall be forfeited and cancelled as of the date of such Change in Control.

  (c)
  Timing of Payments.    Payment of any amounts calculated in accordance with Sections 18.2(a) and (b) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one (1) share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

Article 19. Amendment, Modification, Suspension, and Termination

19.1    Amendment, Modification, Suspension, and Termination.    Subject to Sections 19.3 and 19.5, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual rules.

19.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the goals included in, Awards in recognition of unusual or nonrecurring events (it being understood that the events described in Section 4.4 shall result in mandatory adjustment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

19.3    Awards Previously Granted.    Notwithstanding any other provision of this Plan to the contrary (other than Section 19.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

19.4    Amendment to Conform to Law.    Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A).

B-20 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

19.5    Repricing Prohibition.    Except to the extent (i) approved in advance by stockholders or (ii) provided in Section 4.4, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price or the Grant Price of any outstanding Option or Stock Appreciation Right or to grant any new Award, or make any cash payment in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted when the Option Price or Grant Price is more than the then-current Fair Market Value of a Share.

Article 20. Withholding

20.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

20.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, if offered by the Company, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing or electronically, and signed or acknowledged electronically by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

22.1    Forfeiture Events.

  (a)
  The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

  (b)
  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the
2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-21

    first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

  (c)
  Awards granted under this Plan shall also be subject to the Company's clawback policy as in effect from time to time.

22.2    Legend.    The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4    Severability.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5    Requirements of Law.    The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

  (a)
  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  (b)
  Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8    Investment Representations.    The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9    Employees Based Outside of the United States.    Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees and/or Directors, the Committee, in its sole discretion, shall have the power and authority to:

  (a)
  Determine which Affiliates and/or Subsidiaries shall be covered by this Plan;

  (b)
  Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan;

  (c)
  Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

  (d)
  Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and
B-22 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

  (e)
  Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10    Uncertificated Shares.    To the extent this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be accomplished on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.11    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, an Affiliate, or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, an Affiliate, or a Subsidiary, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

22.12    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13    Retirement and Welfare Plans.    Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Affiliate's or Subsidiary's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

22.14    Nonexclusivity of this Plan.    The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.15    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or an Affiliate's or a Subsidiary's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or an Affiliate or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

22.16    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Illinois excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

22.17    Effect of Disposition of Facility or Operating Unit.    In the event that the Company or any of its Affiliates and/or Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its Affiliates and/or Subsidiaries diminish or

2015 PROXY STATEMENT	W.W. GRAINGER, INC. B-23

eliminate ownership interests in any operating unit of the Company or any of its Affiliates and/or Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Affiliates and/or Subsidiaries, then, with respect to Awards held by Participants who subsequent to such event will not be Employees, the Committee may, to the extent consistent with Code Section 409A (if applicable), (i) accelerate the exercisability of Awards to the extent not yet otherwise exercisable or remove any restrictions applicable to any Awards; and (ii) extend the period during which Awards will be exercisable to a date subsequent to the date when such Awards would otherwise have expired by reason of the termination of such Participant's employment with the Company or any of its Affiliates and/or Subsidiaries (but in no event to a date later than the expiration date of the Awards or the fifth anniversary of the transaction in which such facility closes or operating unit ceases). If the Committee takes no special action with respect to any disposition of a facility or an operating unit, then the terms and conditions of the Award Agreement and the other terms and conditions of this Plan shall control.

22.18    Delivery and Execution of Electronic Documents.    To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting to a website maintained by the Company or a third party under contract with the Company) all document relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the U.S. Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.

22.19    No Representations or Warranties Regarding Tax Affect.    Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the "Tax Laws") of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

22.20    Indemnification.    Subject to requirements of Illinois law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

B-24 W.W. GRAINGER, INC.	2015 PROXY STATEMENT

002CSN458A

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01Z6SC 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — MANAGEMENT RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, AND 4. For Against Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2015. 5. In their discretion upon such other matters as may properly come before the meeting. For Against Abstain 3. Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Rodney C. Adkins 04 - William K. Hall 07 - Michael J. Roberts 02 - Brian P. Anderson 05 - Stuart L. Levenick 08 - Gary L. Rogers 03 - V. Ann Hailey 06 - Neil S. Novich 09 - James T. Ryan 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - E. Scott Santi 11 - James D. Slavik 4. Proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 2 1 2 7 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 29, 2015. Vote by Internet • Go to www.investorvote.com/gww • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Proxy for Annual Meeting of Shareholders, April 29, 2015 100 Grainger Parkway, Lake Forest, Illinois 60045-5201 The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 29, 2015 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, 3, and 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (Continued and to be voted, signed and dated on reverse side.) Proxy — W.W. GRAINGER, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000232918_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Rodney C. Adkins 02 Brian P. Anderson 03 V. Ann Hailey 04 William K. Hall 05 Stuart L. Levenick 06 Neil S. Novich 07 Michael J. Roberts 08 Gary L. Rogers 09 James T. Ryan 10 E. Scott Santi 11 James D. Slavik W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Central Time, on April 29, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Central Time, on April 29, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain 2 Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2015. 3 Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. 4 Proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000232918_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . W.W. GRAINGER, INC. Annual Meeting of Shareholders April 29, 2015 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 29, 2015 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, 3 and 4. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be voted, signed and dated on reverse side